SF Group Funds
Each a series of the
Starboard Investment Trust

PROSPECTUS
March 24, 2015

This prospectus contains information about the SF Group Funds that you should know before investing. You should read this prospectus carefully before you invest or send money, and keep it for future reference.  For questions or for Shareholder Services, please call 1-800-773-3863.
SF Group Core Plus Fund Institutional Class Shares SFCPX	SF Group Multi-Sector Fixed Income Fund Institutional Class Shares SFMSX
SF Group Corporate Fixed Income Fund Institutional Class Shares SFCFX	SF Group Short Duration Fixed Income Fund Institutional Class Shares SFSDX
SF Group High Yield Fund Institutional Class Shares SFHGX	SF Group Select Growth Equities Fund Institutional Class Shares SFGRX

Investment Advisor
SF Advisors, LLC
110 Allen Road
Suite 302, 3rd Floor
Basking Ridge, NJ 07920
 http://sfadvisorsllc.com/
The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Page
FUND SUMMARIES	2
SF Group Core Plus Fund	2
SF Group Corporate Fixed Income Fund	8
SF Group High Yield Fund	14
SF Group Multi-Sector Fixed Income Fund	19
SF Group Short Duration Fixed Income Fund	25
SF Group Select Growth Equities Fund	31
Purchase and Sale of Fund Shares	36
Tax Information	36
Financial Intermediary Compensation	36

PRINCIPAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS	37
Investment Objectives	37
Principal Investment Strategies for the Funds	37
Principal Investment Risks for the Funds	46
Non-Principal Investment Policies and Risks	53

MANAGEMENT OF THE FUNDS	54
Investment Advisor	54
Investment Sub-Advisor	54
Distributor	58
Additional Information on Expenses	58

INVESTING IN THE FUNDS	59
Purchase and Redemption Price	59
Buying or Selling Shares Through a Financial Intermediary	60
Purchasing Shares	60
Redeeming Shares	62
Frequent Purchases and Redemptions	65

OTHER IMPORTANT INFORMATION	67
Dividends, Distributions, and Taxes	67
Related Performance of the Sub-Advisor	67
Financial Highlights	72
Additional Information	73

SF GROUP CORE PLUS FUND
INVESTMENT OBJECTIVES
The SF Group Core Plus Fund seeks to generate total return through a combination of capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
Institutional
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Institutional
Management Fees	0.55%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	0.99%
Total Annual Fund Operating Expenses	1.54%
Less Fee Waiver and/or Expense Limitation[2]	0.74%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	0.80%
1.  Since the Fund is newly organized, "Other Expenses" are based on estimated expenses for the current fiscal year.
2.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and acquired fund fees and expenses) to not more than 0.80% of the average daily net assets of the Fund through August 29, 2016.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Example:  This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or expense limitations. The calculation of costs for the remaining periods takes such fee waivers and/or expense limitation into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
SF Group Core Plus Fund	1 Year	3 Years
Institutional Class	$82	$414
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not yet been in operation for a full fiscal year and has not yet had any portfolio turnover.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will invest in a core of high quality U.S. fixed income securities across the U.S. Treasury, corporate and U.S. Government agencies or government-sponsored enterprises ("Agency") structured markets, plus positions in higher yield securities, non-Agency asset backed securities, hybrid and convertible debt, and non-U.S. corporate bonds in both established and emerging markets. The "core" portion of the Fund will be invested in the following securities, within the ranges stated:
US Treasuries	0-30%
US Government agencies	5-60%
Investment grade corporate bonds	10-60%
Agency mortgage backed securities	10-60%
Commercial mortgage backed securities	0-30%
Asset backed securities	0-40%
Municipal	0-23%

The "plus" portion of the portfolio will be invested in the following securities, with a total allocation up to 20% of the Fund:
•	High yield / bank loans
•	Non-Agency mortgage backed securities
•	U.S. dollar & local currency emerging markets
•	Preferreds, hybrid debt, convertible debt
•	Non-U.S. dollar denominated debt
The Fund will utilize U.S. Treasury interest-rate futures for hedging purposes, largely to assist in the risk management and liquidity of the Fund. The Fund will also utilize forward currency contracts for currency hedging and credit default swaps to gain exposure that is not available in the cash bond market.
The Fund is a diversified fund.  When considering whether to sell securities held by the Fund,  the Sub-Advisor may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund will be subject to the following principal risks:
Fixed Income Risk.  The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.
Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

U.S. Government Agency Securities Risk.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value (its value in the U.S. market) of a convertible security is strictly based on its yield and tends to decline as interest rates increase. Convertible securities may also be subject to credit risk, market risk and interest rate risk.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. The Fund may be unable to sell loans at a desired time or price. The Fund may also not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Equity Investments Risk.  Equity securities are subject to market risk. The Sub-Advisor may invest in convertible securities and therefore the portfolio may hold common and preferred stock as a result of corporate actions. Such securities may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates.
Municipal Securities Risk. The risk that municipal or state issuers may be not be able to pay interest or repay principal due to adverse economic, business or political developments. In addition, the Fund may be more sensitive to such adverse developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state or municipality.
Credit Risk. There is the risk that the issuer or guarantor of a debt security will fail to make timely payment of interest or principal. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Since the Sub-Advisor invests in lower quality debt securities considered speculative in nature, this risk will be substantial.
Foreign Investing Risk.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

High-Yield Securities Risk. Investments in high-yield securities rated below investment grade, or ''junk bonds'', generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high-yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High-yield securities also may be less liquid than higher quality investments.
Interest Rate Risk. There is the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. The price of a bond is also affected by its duration. Bonds with longer duration generally have greater sensitivity to changes in interest rates.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.
Securities Selection Risk. Securities selected by the Sub-Advisor may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.
Derivative Risk. Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase fund volatility. The Fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Credit Default Swaps Risk. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. If the Fund sells a credit default swap to another party, the Fund acts as an insurer of the issuer's obligations under the referenced security and, upon a default, is liable to the Fund's counterparty for the defaulted amounts.
Unrated Securities Risk. The Sub-Advisor may purchase securities that are not rated by any rating organization and may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.
New Fund Risk.  The Fund was formed in 2014.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
PERFORMANCE INFORMATION
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here.  You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund.  Interim information on the Fund's results can be obtained by visiting www.ncfunds.com/fundsearch/.
MANAGEMENT OF THE FUND'S PORTFOLIO
The Fund's investment advisor is SF Advisors, LLC. The Fund's investment sub-advisor is Logan Circle Partners, L.P. The Fund's portfolio is managed on a day-to-day basis by Portfolio Managers Andrew Kronschnabel, CFA and Alfio Leone IV, CFA, who have managed the Fund since its inception. Mr. Kronschnabel is the Head of Investment Grade Credit and a Portfolio Manager for the Sub-Advisor. Mr. Leone is Head of Structured Products and Portfolio Manager of the Sub-Advisor.

SF GROUP CORPORATE FIXED INCOME FUND
INVESTMENT OBJECTIVES
The SF Group Corporate Fixed Income Fund seeks to generate total return through a combination of capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
Institutional
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Institutional
Management Fees	0.65%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	0.99%
Total Annual Fund Operating Expenses	1.64%
Less Fee Waiver and/or Expense Limitation[2]	0.79%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	0.85%
1.  Since the Fund is newly organized, "Other Expenses" are based on estimated expenses for the current fiscal year.
2.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and acquired fund fees and expenses) to not more than 0.85% of the average daily net assets of the Fund through August 29, 2016.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Example:  This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or expense limitations. The calculation of costs for the remaining periods takes such fee waivers and/or expense limitation into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
SF Group Corporate Fixed Income Fund	1 Year	3 Years
Institutional Class	$87	$440
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not yet been in operation for a full fiscal year and has not yet had any portfolio turnover.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its assets plus amounts borrowed in investment grade U.S. fixed income securities across the corporate market sectors. For the "plus" portion of the Fund, the Sub-Advisor will allocate among Treasuries, high yield, emerging markets, non-dollar, fixed income securities and non-Agency mortgage backed securities based on relative value compared with investment grade U.S. fixed income securities. Up to 20% of the Fund can be invested in these "plus" categories.
The Fund's sub-advisor, Logan Circle Partners, L.P. (the "Sub-Advisor") seeks to identify debt securities that it believes are undervalued and have attractive or improving fundamentals. The Sub-Advisor will engage in a fundamental analysis of securities that are investment grade, U.S. dollar denominated corporate bonds (at least 80% of the Fund's total assets), as well as other securities that may be attractive on a risk return basis. The Sub-Advisor may also invest in, up to a total of 20% of the Fund's total assets in Treasuries, government-related securities, structured products (mortgage backed, asset backed and collateralized mortgage backed securities,  both Agency and non-Agency), supplemented with U.S. high yield and non-U.S. corporate bonds in both established and emerging markets.

When considering whether to sell securities held by the Fund, the Sub-Advisor may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation.
The Fund is a non-diversified fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  Thus, the Sub-Advisor may allocate the Fund's assets among a limited number of investment grade corporate bonds.  The Fund's investment policy of investing 80% of its assets, plus amounts borrowed for investment purposes, in investment grade U.S. fixed income securities may be changed without shareholder approval upon sixty (60) days prior written notice to shareholders."
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund will be subject to the following principal risks:
Fixed Income Risk.  The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile.
Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.
U.S. Government Agency Securities Risk.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.

Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. The Fund may be unable to sell loans at a desired time or price. The Fund may also not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Credit Risk. There is the risk that the issuer or guarantor of a debt security will fail to make timely payment of interest or principal. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Since the Sub-Advisor invests in lower quality debt securities considered speculative in nature, this risk will be substantial.
Foreign Investing Risk.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.
High-Yield Securities Risk. Investments in high-yield securities rated below investment grade, or ''junk bonds'', generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high-yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield securities also may be less liquid than higher quality investments.
Interest Rate Risk. There is the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. The price of a bond is also affected by its duration. Bonds with longer duration generally have greater sensitivity to changes in interest rates.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.

Securities Selection Risk. Securities selected by the Sub-Advisor may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.
Derivative Risk. Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase fund volatility. The Fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.
Credit Default Swaps Risk. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. If the Fund sells a credit default swap to another party, the Fund acts as an insurer of the issuer's obligations under the referenced security and, upon a default, is liable to the Fund's counterparty for the defaulted amounts.
Small-Cap and Mid-Cap Securities Risk.  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.
Unrated Securities Risk. The Sub-Advisor may purchase securities that are not rated by any rating organization and may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.
Non-Diversified Fund Risk. The Fund is a non-diversified fund. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions. A non-diversified fund may also have a more volatile net asset value per share than diversified mutual funds.

New Fund Risk.  The Fund was formed in 2014.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
PERFORMANCE INFORMATION
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here.  You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund.  Interim information on the Fund's results can be obtained by visiting www.ncfunds.com/fundsearch/.
MANAGEMENT OF THE FUND'S PORTFOLIO
The Fund's investment advisor is SF Advisors, LLC. The Fund's investment sub-advisor is Logan Circle Partners, L.P. The Fund's portfolio is managed on a day-to-day basis by Portfolio Manager Andrew Kronschnabel, CFA, who has managed the Fund since its inception. Mr. Kronschnabel is the Head of Investment Grade Credit and a Portfolio Manager for the Sub-Advisor.

SF GROUP HIGH YIELD FUND
INVESTMENT OBJECTIVES
The SF Group High Yield Fund seeks to generate total return through a combination of capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
Institutional
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Institutional
Management Fees	0.70%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	0.99%
Total Annual Fund Operating Expenses	1.69%
Less Fee Waiver and/or Expense Limitation[2]	0.89%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	0.80%
1.  Since the Fund is newly organized, "Other Expenses" are based on estimated expenses for the current fiscal year.
2.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and acquired fund fees and expenses) to not more than 0.80% of the average daily net assets of the Fund through August 29, 2016.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Example:  This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or expense limitations. The calculation of costs for the remaining periods takes such fee waivers and/or expense limitation into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
SF Group High Yield Fund	1 Year	3 Years
Institutional Class	$82	$446
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not yet been in operation for a full fiscal year and has not yet had any portfolio turnover.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to identify debt securities that are believed to be undervalued and have attractive or improving fundamentals. The sub-advisor will conduct a fundamental analysis of all domestic high yield fixed income securities (otherwise known as "junk bonds") regardless of rating, issue size, or maturity, as well as other securities that may be attractive on a risk return basis. Sub-Advisor will seek to invest among a range of high yield securities without a predetermined risk or style bias.
Under normal circumstances, the Fund's sub-advisor, Logan Circle Partners, L.P. (the "Sub-Advisor") will invest at least 80% of the Fund's assets plus amounts borrowed in debt securities of issuers rated below investment grade by one or more of the major credit ratings agencies, or not rated by the major credit ratings agencies and believed by the Sub-Advisor to be of comparable quality. The three major credit ratings agencies include Standard & Poor's, Moody's and Fitch. Securities rated below investment grade, otherwise known as high yield securities, include those securities rated below BBB/Baa by any of the three major credit ratings agencies. The Fund primarily invests in high yield fixed income securities issued by corporations in U.S. dollars.
When considering whether to sell securities held by the Fund,  the Sub-Advisor may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation.

Out-of-index securities, such as bank loans, will be utilized. The Sub-Advisor will seek out securities not included in the index, issued by issuers that are and are not included in the index. The Sub-Advisor expects that the Fund's overall allocation to non-benchmark securities will be less than 15%, which includes emerging market debt securities, convertible bonds and preferreds. The Fund will not use derivatives.
The Fund is a non-diversified fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  The Fund's investment policy of investing 80% of its assets, plus amounts borrowed for investment purposes, in debt securities of issuers rated below investment grade by one or more of the major credit ratings agencies, or not rated by the major credit ratings agencies, believed by the Sub-Advisor to be of comparable quality, may be changed without shareholder approval upon sixty (60) days prior written notice to shareholders.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund will be subject to the following principal risks:
High-Yield Securities Risk. Investments in high-yield securities rated below investment grade, or ''junk bonds'', generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high-yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High-yield securities also may be less liquid than higher quality investments.
Fixed Income Risk.  The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile
Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. The Fund may be unable to sell loans at a desired time or price. The Fund may also not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Credit Risk. There is the risk that the issuer or guarantor of a debt security will fail to make timely payment of interest or principal. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Since the Sub-Advisor invests in lower quality debt securities considered speculative in nature, this risk will be substantial.
Interest Rate Risk. There is the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. The price of a bond is also affected by its duration. Bonds with longer duration generally have greater sensitivity to changes in interest rates.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.
Securities Selection Risk. Securities selected by the Sub-Advisor may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.
Unrated Securities Risk. The Sub-Advisor may purchase securities that are not rated by any rating organization and may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Non-Diversified Fund Risk. The Fund is a non-diversified fund. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions. A non-diversified fund may also have a more volatile net asset value per share than diversified mutual funds.
New Fund Risk.  The Fund was formed in 2014.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
PERFORMANCE INFORMATION
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here.  You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund.  Interim information on the Fund's results can be obtained by visiting www.ncfunds.com/fundsearch/.
MANAGEMENT OF THE FUND'S PORTFOLIO
The Fund's investment advisor is SF Advisors, LLC. The Fund's investment sub-advisor is Logan Circle Partners, L.P. The Fund's portfolio is managed on a day-to-day basis by Portfolio Manager Timothy L. Rabe, CFA, who has managed the Fund since its inception. Mr. Rabe is the Head of High Yield and Senior Portfolio Manager for the Sub-Advisor.

SF GROUP MULTI-SECTOR FIXED INCOME FUND
INVESTMENT OBJECTIVES
The SF Group Multi-Sector Fixed Income Fund seeks to generate total return through a combination of both capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
Institutional
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Institutional
Management Fees	0.65%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	0.99%
Total Annual Fund Operating Expenses	1.64%
Less Fee Waiver and/or Expense Limitation[2]	0.79%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	0.85%
1.  Since the Fund is newly organized, "Other Expenses" are based on estimated expenses for the current fiscal year.
2.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and acquired fund fees and expenses) to not more than 0.85% of the average daily net assets of the Fund through August 29, 2016.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Example:  This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or expense limitations. The calculation of costs for the remaining periods takes such fee waivers and/or expense limitation into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
SF Group Multi-Sector Fixed Income Fund	1 Year	3 Years
Institutional Class	$87	$440
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not yet been in operation for a full fiscal year and has not yet had any portfolio turnover.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests 80% of its Fund's assets, plus amounts borrowed for investment purposes, in investment grade U.S. domiciled fixed income securities; international debt instruments including emerging market debt securities; and high yield debt securities of both U.S. and international issuers in weightings to be determined by the Fund's sub-advisor, Logan Circle Partners, L.P. (the "Sub-Advisor"). Investment grade securities are securities of issuers rated BBB (or equivalent) or above by any of the three major credit ratings agencies. The three major credit ratings agencies include Standard & Poor's, Moody's and Fitch. Securities rated investment grade, include those securities rated The Fund normally invests primarily in investment grade fixed income securities issued by corporations domiciled in the United States. High yield securities are securities of issuers rated below BBB by any of the three major credit ratings agencies, or not rated by the major credit ratings agencies. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.
The Fund will also invest up to 20% of the Fund's assets, plus amounts borrowed for investment purposes, in preferred securities, bank loans and 144A securities, which are considered on a relative value basis against other cash bonds. The Fund will be unconstrained in its asset allocation; however the Fund intends to maintain a diverse portfolio across the asset classes identified above.

The Fund is a diversified fund.  The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Currency forwards may be used to gain a currency position. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. The Fund may use interest rate futures to assist in the risk management and liquidity of the Fund. Credit default swaps and total return swaps may be used to gain exposure that is not available in the cash bond market.
When considering whether to sell securities held by the Fund,  the Sub-Advisor may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation.
The Fund's investment policy of investing 80% of its assets, plus amounts borrowed for investment purposes, in investment grade U.S. domiciled fixed income securities; international debt instruments including emerging market debt securities; and high yield debt securities of both U.S. and international issuers in weightings to be determined by the Sub-Advisor, may be changed without shareholder approval upon sixty (60) days prior written notice to shareholders.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund will be subject to the following principal risks:
Fixed Income Risk.  The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile.
Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. The Fund may be unable to sell loans at a desired time or price. The Fund may also not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Credit Risk. There is the risk that the issuer or guarantor of a debt security will fail to make timely payment of interest or principal. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Since the Sub-Advisor invests in lower quality debt securities considered speculative in nature, this risk will be substantial.
Foreign Investing Risk.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.
High-Yield Securities Risk. Investments in high-yield securities =rated below investment grade, or ''junk bonds'', generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high-yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High-yield securities also may be less liquid than higher quality investments.
Interest Rate Risk. There is the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. The price of a bond is also affected by its duration. Bonds with longer duration generally have greater sensitivity to changes in interest rates.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.
Securities Selection Risk. Securities selected by the Sub-Advisor may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.
Derivative Risk. Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase fund volatility. The Fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.
Credit Default Swaps Risk. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. If the Fund sells a credit default swap to another party, the Fund acts as an insurer of the issuer's obligations under the referenced security and, upon a default, is liable to the Fund's counterparty for the defaulted amounts.
Small-Cap and Mid-Cap Securities Risk.  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.

Unrated Securities Risk. The Sub-Advisor may purchase securities that are not rated by any rating organization and may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.
New Fund Risk.  The Fund was formed in 2014.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
PERFORMANCE INFORMATION
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here.  You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund.  Interim information on the Fund's results can be obtained by visiting www.ncfunds.com/fundsearch/.
MANAGEMENT OF THE FUND'S PORTFOLIO
The Fund's investment advisor is SF Advisors, LLC. The Fund's investment sub-advisor is Logan Circle Partners, L.P. The Fund's portfolio is managed on a day-to-day basis by a portfolio management team that includes A. Todd Howard, CFA, Andrew Kronschnabel, CFA, Alfio Leone IV, CFA, Scott Moses, CFA, and Timothy L. Rabe, CFA, who have managed the Fund since its inception.
Mr. Howard is a portfolio manager and Head of International and Non-Dollar for the Sub-Advisor. Mr. Kronschnabel is the Head of Investment Grade Credit and a Portfolio Manager for the Sub-Advisor. Mr. Leone is a portfolio manager and the Head of Structured Products for the Sub-Advisor. Mr. Moses is a portfolio manager and Head of Emerging Markets for the Sub-Advisor. Mr. Rabe is the Head of High Yield and Senior Portfolio Manager for the Sub-Advisor.

SF GROUP SHORT DURATION FIXED INCOME FUND
INVESTMENT OBJECTIVES
The SF Group Short Duration Fixed Income Fund seeks preservation of capital through a combination of capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
Institutional
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Institutional
Management Fees	0.25%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	0.99%
Total Annual Fund Operating Expenses	1.24%
Less Fee Waiver and/or Expense Limitation[2]	0.49%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	0.75%
1.  Since the Fund is newly organized, "Other Expenses" are based on estimated expenses for the current fiscal year.
2.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and acquired fund fees and expenses) to not more than 0.75% of the average daily net assets of the Fund through August 29, 2016.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Example:  This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or expense limitations. The calculation of costs for the remaining periods takes such fee waivers and/or expense limitation into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
SF Group Short Duration Fixed Income Fund	1 Year	3 Years
Institutional Class	$77	$345
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not yet been in operation for a full fiscal year and has not yet had any portfolio turnover.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a diversified fund and will be broadly diversified across U.S. investment-grade sectors.
US Treasuries	0-20%
US Government agencies	0-40%
Investment grade corporate bonds	0-60%
Agency mortgage backed securities	0-30%
Commercial mortgage backed securities	0-30%
Asset backed securities	0-40%
Municipal	0-25%

The Fund's sub-advisor, Logan Circle Partners, L.P. (the "Sub-Advisor") seeks to generate  returns in excess of its benchmark through actively managed sector and security-level strategies while minimizing additional duration risk relative to its index, the Barclays U.S. Short Treasury 9-12 Month Index. The Fund seeks to preserve principal through a combination of capital appreciation and income. The Sub-Advisor seeks to identify individual securities and market sectors that, through fundamental analysis, it believes are undervalued on a current or historical basis relative to other securities within that sector, or for sectors relative to other market sectors.
When considering whether to sell securities held by the Fund,  the Sub-Advisor may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation.
The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Currency forwards may be used to gain a currency position. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. The Fund may use interest rate futures to assist in the risk management and liquidity of the Fund. Credit default swaps and total return swaps may be used to gain exposure that is not available in the cash bond market.  The Fund may also invest a portion of its assets in high yield or "junk securities".
The Fund's investment policy of investing 80% of its assets, plus amounts borrowed for investment purposes, in short duration fixed income securities, with an average duration of nine to twelve months,  may be changed without shareholder approval upon sixty (60) days prior written notice to shareholders.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund will be subject to the following principal risks:
Fixed Income Risk.  The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile. Fixed income securities are also subject to credit risk. Credit risk includes the possibility that an issuer may fail to make timely payments of interest or principal.
Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

U.S. Government Agency Securities Risk.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Credit Risk. There is the risk that the issuer or guarantor of a debt security will fail to make timely payment of interest or principal. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Since the Sub-Advisor invests in lower quality debt securities considered speculative in nature, this risk will be substantial.
Derivative Risk. Using derivatives exposes the Fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase fund volatility. The Fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.
High-Yield Securities Risk. Investments in high-yield securities rated below investment grade, or ''junk bonds'', generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high-yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High-yield securities also may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Interest Rate Risk. There is the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. The price of a bond is also affected by its duration. Bonds with longer duration generally have greater sensitivity to changes in interest rates.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.
Mortgage-Related and Other Asset-Backed Securities Risk. The risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.
Municipal Securities Risk. The risk that municipal or state issuers may be not be able to pay interest or repay principal due to adverse economic, business or political developments. In addition, the Fund may be more sensitive to such adverse developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state or municipality.
Securities Selection Risk. Securities selected by the Sub-Advisor may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.
Unrated Securities Risk. The Sub-Advisor may purchase securities that are not rated by any rating organization and may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.
New Fund Risk.  The Fund was formed in 2014.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here.  You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund.  Interim information on the Fund's results can be obtained by visiting www.ncfunds.com/fundsearch/.
MANAGEMENT OF THE FUND'S PORTFOLIO
The Fund's investment advisor is SF Advisors, LLC. The Fund's investment sub-advisor is Logan Circle Partners, L.P. The Fund's portfolio is managed on a day-to-day basis by Portfolio Managers Scott Pavlak, CFA and Peter Mahoney, who have managed the Fund since its inception. Mr. Pavlak is a portfolio manager and the Head of the Short Duration team for the Sub-Advisor. Mr. Mahoney is a portfolio manager at Logan Circle and member of the Short Duration team.

SF GROUP SELECT GROWTH EQUITIES FUND
INVESTMENT OBJECTIVES
The SF Group Select Growth Equities Fund seeks to generate total return through a combination of capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
Institutional
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Institutional
Management Fees	1.00%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	0.99%
Acquired Fund Fees and Expenses[2]	0.00%
Total Annual Fund Operating Expenses	1.99%
Less Fee Waiver and/or Expense Limitation[3]	0.74%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.25%
1.  Since the Fund is newly organized, "Other Expenses" are based on estimated expenses for the current fiscal year.
2.  "Acquired Fund" means any investment company in which it is estimated that the Fund will invest during the coming fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

3.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and acquired fund fees and expenses) to not more than 1.25% of the average daily net assets of the Fund through August 29, 2016.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.
Example:  This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or expense limitations. The calculation of costs for the remaining periods takes such fee waivers and/or expense limitation into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
SF Group Select Growth Equities Fund	1 Year	3 Years
Institutional Class	$127	$553
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not yet been in operation for a full fiscal year and has not yet had any portfolio turnover.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will invest in securities of companies of any capitalization if the Fund's sub-advisor, Logan Circle Partners, L.P. (the "Sub-Advisor"), believes they represent value relative to either other companies within the same market sector, or in securities of market sectors the Sub-Advisor believes are undervalued relative to other market sectors. The Fund will invest at least 80% of the Fund's assets, plus amounts borrowed for investment purposes, in equity investments, including common stocks, preferred stocks, REITs, convertible debt obligations and other securities and instruments having equity characteristics. The Fund may own stocks issued by non-U.S. companies, generally through American Depositary Receipts (ADRs). The Fund's investments will not be based on classifications based on sectors, industries or market capitalization. However, while market capitalization is not a core investment limitation, the Fund expects mid to large capitalization companies to represent typically 80% of the Fund.  Weightings are determined by the conviction of the investment team regarding the individual companies in the portfolio. Portfolios are diversified based upon the different economic drivers of individual companies.

The Fund also may seek exposure to equity investments by investing in exchange traded-funds, ETFs, which are investment companies. The Fund also may hold cash or invest in money market instruments when, in the opinion of the Sub-Advisor, such holdings are prudent given then prevailing market conditions. Except for temporary defensive purposes, in unusual market conditions or for liquidity purposes, the Fund normally will not hold more than 10% of its assets in cash or money market investments.
While there is no stated maximum position size, positions will generally not exceed 10-15% of the market value of the entire portfolio. Further, there is no stated minimum position size that the Sub-Advisor will initiate, but it is generally at least 2% of the portfolio.
When considering whether to sell securities held by the Fund,  the Sub-Advisor may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation.
The Fund is a non-diversified fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  Thus, the Sub-Advisor may allocate the Fund's assets among a limited number of large cap growth stocks.
The Fund's investment policy of investing 80% of its assets, plus amounts borrowed for investment purposes, in equity investments, including common stocks, preferred stocks, REITs, convertible debt obligations and other securities and instruments having equity characteristics,  may be changed without shareholder approval upon sixty (60) days prior written notice to shareholders.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund will be subject to the following principal risks:
Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value (its value in the U.S. market) of a convertible security is strictly based on its yield and tends to decline as interest rates increase. Convertible securities may also be subject to credit risk, market risk and interest rate risk.
Equity Investments Risk.  Equity securities are subject to market risk. The Sub-Advisor may invest in convertible securities and therefore the portfolio may hold common and preferred stock as a result of corporate actions. Such securities may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Exchange Traded Funds ("ETFs") Risk. Equity-based ETFs are subject to risks similar to those of stocks. ETF shares may trade at a premium or discount to net asset value. ETFs are subject to secondary market trading risks. The Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.
Foreign Investing Risk.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.
Growth Stocks Risk. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.
Real Estate Investment Trusts ("REITs") Risk. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. A REIT's performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
Securities Selection Risk. Securities selected by the Sub-Advisor may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.
Small-Cap and Mid-Cap Securities Risk.  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.

Non-Diversified Fund Risk. The Fund is a non-diversified fund. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions. A non-diversified fund may also have a more volatile net asset value per share than diversified mutual funds.
New Fund Risk.  The Fund was formed in 2014.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
PERFORMANCE INFORMATION
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here.  You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund.  Interim information on the Fund's results can be obtained by visiting www.ncfunds.com/fundsearch/.
MANAGEMENT OF THE FUND'S PORTFOLIO
The Fund's investment advisor is SF Advisors, LLC. The Fund's investment sub-advisor is Logan Circle Partners, L.P. The Fund's portfolio is managed on a day-to-day basis by Portfolio Manager David G. Shell, CFA with the support of Co-Portfolio Managers Scott Kolar, CFA and Joseph Hudepohl, CFA, who have managed the Fund since its inception.
Mr. Shell is a portfolio manager and Chief Investment Officer of the Sub-Advisor. Mr. Kolar and Mr. Hudepohl are both portfolio managers for the Sub-Advisor.

IMPORTANT ADDITIONAL INFORMATION
PURCHASE AND SALE OF FUND SHARES
With the exception of the SF Group Select Growth Equities Fund, the minimum initial investment for the SF Group Funds is $5 million. The minimum initial investment for the Select Growth Equities Fund is $1 million.
You can redeem Fund shares directly from the Funds by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should specify the name of the Fund and be sent to SF Group Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Funds at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Funds' distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS
INVESTMENT OBJECTIVES
The investment objective for each Fund is listed in the table below.  The investment objectives are not fundamental policies and can be changed without shareholder approval by a vote of the Board of Trustees.  Shareholders will receive sixty days' prior written notice before a change to an investment objective takes effect.
Fund	Investment Objective
SF Group Core Plus Fund	Total return through capital appreciation and income.
SF Group Corporate Fixed Income Fund	Total return through capital appreciation and income.
SF Group High Yield Fund	Total return through capital appreciation and income.
SF Group Multi-Sector Fixed Income Fund	Total return through capital appreciation and income.
SF Group Short Duration Fixed Income Fund	Capital preservation through capital appreciation and income.
SF Group Select Growth Equities Fund	Total return through capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES FOR THE FUNDS
SF Group Core Plus Fund
The Fund will invest in a core of high quality U.S. fixed income securities across the U.S. Treasury, corporate and U.S. Government agencies or government-sponsored enterprises ("Agency") structured markets, plus positions in higher yield securities, non-Agency asset backed securities, hybrid and convertible debt, and non-U.S. corporate bonds in both established and emerging markets. The "core" portion of the Fund will be invested in the following securities, within the ranges stated:
US Treasuries	0-30%
US Government agencies	5-60%
Investment grade corporate bonds	10-60%
Agency mortgage backed securities	10-60%

Commercial mortgage backed securities	0-30%
Asset backed securities	0-40%
Municipal	0-23%
The "plus" portion of the portfolio will be invested in the following securities, with a total allocation up to 20% of the Fund:
•	High yield / bank loans
•	Non-Agency mortgage backed securities
•	U.S. dollar & local currency emerging markets
•	Preferreds, hybrid debt, convertible debt
•	Non-U.S. dollar denominated debt
The Fund's sub-advisor, Logan Circle Partners, L.P. (the "Sub-Advisor") utilizes a fundamental analysis approach to constructing the Fund's portfolio, focusing on the relative valuation of the issuers of each security, and the relative valuation of industry sectors. Analysis and comparison of fundamental data, such as market capitalization and price-to earnings ratio, by the Sub-Advisor's credit research analysts is used to determine a relative valuation of each security purchased by the Fund. Projected duration and market interest rates are of secondary importance and will not be emphasized in security selection. The Fund will be structured to have an average duration within +/- 0.25 years of its benchmark, the Barclays Aggregate Bond Index.  Duration is a measurement of a bond's interest rate risk that considers a bond's maturity, yield, coupon and call features.  These factors are calculated into one number that measures how sensitive a bond's price may be to interest rate changes.
The Fund will utilize U.S. Treasury interest-rate futures for hedging purposes, largely to assist in the risk management and liquidity of the Fund. The Fund will also utilize forward currency contracts for currency hedging and credit default swaps to gain exposure that is not available in the cash bond market.
The Fund is a diversified fund.  When considering whether to sell securities held by the Fund,  the Sub-Advisor may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation.

 The Sub-Advisor will seek to generally be fully invested. However, under adverse or unstable market, economic or political conditions, the Fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the Fund to achieve its objective.

The Fund is subject to the following principal risks:
●    Convertible Securities Risk
●    Credit Risk
●    Equity Investments Risk
●    Foreign Investing Risk
●    High Yield Securities Risk
●    Derivative Risk
●    Credit Default Swap Risk
●    Interest Rate Risk
●    Loan Risk
●    New Fund Risk
● Issuer Risk ● Markets Risk ● Fixed Income Risk ● Fixed Income Market Risk ● Securities Selection Risk ● U.S. Government Agency Securities Risk ● Unrated Securities Risk ● Municipal Securities Risk
These and other risks could cause you to lose money in your investment in the Fund and could adversely aﬀect the Fund's net asset value and investment performance. These risks are described under "Principal Investment Risks" below.
SF Group Corporate Fixed Income Fund
Under normal circumstances, the Fund invests at least 80% of its assets plus amounts borrowed in investment grade U.S. fixed income securities across the corporate market sectors. For the "plus" portion of the Fund, the Sub-Advisor will allocate among Treasuries, high yield, emerging markets, non-dollar, fixed income securities and non-Agency mortgage backed securities based on relative value compared with investment grade U.S. fixed income securities. Up to 20% of the Fund can be invested in these "plus" categories.
The Fund's sub-advisor, Logan Circle Partners, L.P. (the "Sub-Advisor") utilizes a fundamental analysis approach to constructing the Fund's portfolio, focusing on the relative valuation of the issuers of each security, and the relative valuation of industry sectors. Analysis and comparison of fundamental data, such as market capitalization and price-to earnings ratio, by the Sub-Advisor's credit research analysts is used to determine a relative valuation of each security purchased by the Fund. Projected duration and market interest rates are of secondary importance and will not be emphasized in security selection. The Fund will be structured to have an average duration within +/- 0.25 years of its benchmark, the Barclays U.S. Credit Index.  Duration is a measurement of a bond's interest rate risk that considers a bond's maturity, yield, coupon and call features.  These factors are calculated into one number that measures how sensitive a bond's price may be to interest rate changes.
The Sub-Advisor seeks to identify debt securities that it believes are undervalued and have attractive or improving fundamentals. The Sub-Advisor will engage in a fundamental analysis of securities that are investment grade, U.S. dollar denominated corporate bonds (at least 80% of the Fund's total assets), as well as other securities that may be attractive on a risk return basis. The Sub-Advisor may also invest in, up to a total of 20% of the Fund's total assets in Treasuries, government-related securities, structured products (mortgage backed, asset backed and collateralized mortgage backed securities,  both Agency and non-Agency), supplemented with U.S. high yield and non-U.S. corporate bonds in both established and emerging markets.

When considering whether to sell securities held by the Fund, the Sub-Advisor may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation.
The Fund is a non-diversified fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  Thus, the Sub-Advisor may allocate the Fund's assets among a limited number of investment grade corporate bonds.  The Fund's investment policy of investing 80% of its assets, plus amounts borrowed for investment purposes, in investment grade U.S. fixed income securities may be changed without shareholder approval upon sixty (60) days prior written notice to shareholders."
The Fund seeks to generally be fully invested. However, under adverse or unstable market, economic or political conditions, the Fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the Fund to achieve its objective. The Fund is a non-diversified fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  Thus, the Sub-Advisor may allocate the Fund's assets among a limited number of investment grade corporate bonds.
The Fund is subject to the following principal risks:
●    Fixed Income Risk
●    Fixed Income Market Risk
●    Credit Risk
●    Foreign Investing Risk
●    High Yield Securities Risk
●    Interest Rate Risk
●    Loan Risk
●    Non-Diversified Fund Risk
●    Issuer Risk
●    Markets Risk

● U.S. Government Agency Securities Risk ● Securities Selection Risk ● Derivative Risk ● Credit Default Swap Risk ● Small-Cap and Mid-Cap Companies Risk ● Unrated Securities Risk ● New Fund Risk
These and other risks could cause you to lose money in your investment in the Fund and could adversely aﬀect the Fund's net asset value and investment performance. These risks are described under "Principal Investment Risks" below.
SF Group High Yield Fund
The Fund seeks to identify debt securities that are believed to be undervalued and have attractive or improving fundamentals. The sub-advisor will conduct a fundamental analysis of all domestic high yield fixed income securities (otherwise known as "junk bonds") regardless of rating, issue size, or maturity, as well as other securities that may be attractive on a risk return basis. Sub-Advisor will seek to invest among a range of high yield securities without a predetermined risk or style bias.

The Fund's sub-advisor, Logan Circle Partners, L.P. (the "Sub-Advisor") utilizes a fundamental analysis approach to constructing the Fund's portfolio, focusing on the relative valuation of the issuers of each security, and the relative valuation of industry sectors. Analysis and comparison of fundamental data, such as market capitalization and price-to earnings ratio, by the Sub-Advisor's credit research analysts is used to determine a relative valuation of each security purchased by the Fund. Projected duration and market interest rates are of secondary importance and will not be emphasized in security selection. The Fund will be structured to have an average duration generally similar to its benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.  Duration is a measurement of a bond's interest rate risk that considers a bond's maturity, yield, coupon and call features.  These factors are calculated into one number that measures how sensitive a bond's price may be to interest rate changes.
Under normal circumstances, the Sub-Advisor will invest at least 80% of the Fund's assets plus amounts borrowed in debt securities of issuers rated below investment grade by one or more of the major credit ratings agencies, or not rated by the major credit ratings agencies and believed by the Sub-Advisor to be of comparable quality. The three major credit ratings agencies include Standard & Poor's, Moody's and Fitch. Securities rated below investment grade, otherwise known as high yield securities, include those securities rated below BBB/Baa by any of the three major credit ratings agencies. The Fund primarily invests in high yield fixed income securities issued by corporations in U.S. dollars.
When considering whether to sell securities held by the Fund,  the Sub-Advisor may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation.
Out-of-index securities, such as bank loans, will be utilized. The Sub-Advisor will seek out securities not included in the index, issued by issuers that are and are not included in the index. The Sub-Advisor expects that the Fund's overall allocation to non-benchmark securities will be less than 15%, which includes emerging market debt securities, convertible bonds and preferreds. The Fund will not use derivatives.
The Fund is a non-diversified fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  The Fund's investment policy of investing 80% of its assets, plus amounts borrowed for investment purposes, in debt securities of issuers rated below investment grade by one or more of the major credit ratings agencies, or not rated by the major credit ratings agencies, believed by the Sub-Advisor to be of comparable quality, may be changed without shareholder approval upon sixty (60) days prior written notice to shareholders.
The Fund seeks to generally be fully invested. However, under adverse or unstable market, economic or political conditions, the Fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the Fund to achieve its objective. The Fund is a non-diversified fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Fund is subject to the following principal risks:
● Credit Risk ● High Yield Securities Risk ● Interest Rate Risk ● Loan Risk ● Non-Diversified Fund Risk ● Unrated Securities Risk	● Issuer Risk ● Markets Risk ● Fixed Income Risk ● Fixed Income Market Risk ● Securities Selection Risk ● New Fund Risk
These and other risks could cause you to lose money in your investment in the Fund and could adversely aﬀect the Fund's net asset value and investment performance. These risks are described under "Principal Investment Risks" below.
SF Group Multi-Sector Fixed Income Fund
Under normal circumstances, the Fund invests 80% of its Fund's assets, plus amounts borrowed for investment purposes, in investment grade U.S. domiciled fixed income securities; international debt instruments including emerging market debt securities; and high yield debt securities of both U.S. and international issuers in weightings to be determined by the Fund's sub-advisor, Logan Circle Partners, L.P. (the "Sub-Advisor"). Investment grade securities are securities of issuers rated BBB (or equivalent) or above by any of the three major credit ratings agencies. The three major credit ratings agencies include Standard & Poor's, Moody's and Fitch. Securities rated investment grade, include those securities rated The Fund normally invests primarily in investment grade fixed income securities issued by corporations domiciled in the United States. High yield securities are securities of issuers rated below BBB by any of the three major credit ratings agencies, or not rated by the major credit ratings agencies. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.
The Sub-Advisor utilizes a fundamental analysis approach to constructing the Fund's portfolio, focusing on the relative valuation of the issuers of each security, and the relative valuation of industry sectors. Analysis and comparison of fundamental data, such as market capitalization and price-to earnings ratio, by the Sub-Advisor's credit research analysts is used to determine a relative valuation of each security purchased by the Fund. Projected duration and market interest rates are of secondary importance and will not be emphasized in security selection.  Duration is a measurement of a bond's interest rate risk that considers a bond's maturity, yield, coupon and call features.  These factors are calculated into one number that measures how sensitive a bond's price may be to interest rate changes.
The Sub-Advisor seeks to construct portfolios that efficiently allocate capital to maximize total return, while minimizing volatility and potential downside risk. In doing so, the Sub-Advisor will rely on proprietary in-depth fundamental research to generate returns from country, credit, and currency exposure.

The Fund will also invest up to 20% of the Fund's assets, plus amounts borrowed for investment purposes, in preferred securities, bank loans and 144A securities, which are considered on a relative value basis against other cash bonds. The Fund will be unconstrained in its asset allocation; however the Fund intends to maintain a diverse portfolio across the asset classes identified above.
The Fund is a diversified fund.  The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Currency forwards may be used to gain a currency position. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. The Fund may use interest rate futures to assist in the risk management and liquidity of the Fund. Credit default swaps and total return swaps may be used to gain exposure that is not available in the cash bond market.
When considering whether to sell securities held by the Fund,  the Sub-Advisor may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation.
The Fund's investment policy of investing 80% of its assets, plus amounts borrowed for investment purposes, in investment grade U.S. domiciled fixed income securities; international debt instruments including emerging market debt securities; and high yield debt securities of both U.S. and international issuers in weightings to be determined by the Sub-Advisor, may be changed without shareholder approval upon sixty (60) days prior written notice to shareholders.
The Fund is subject to the following principal risks:
●    Credit Risk
●    Derivative Risk
●    Preferred Securities Risk
●    Foreign Investing Risk
●    High Yield Securities Risk
●    Interest Rate Risk
●    Loan  Risk
●    Credit Default Swaps Risk
●    Securities Selection Risk

● Issuer Risk ● Markets Risk ● Small-Cap and Mid-Cap Companies Risk ● Fixed Income Market Risk ● Fixed Income Risk ● Unrated Securities Risk ● New Fund Risk
These and other risks could cause you to lose money in your investment in the Fund and could adversely aﬀect the Fund's net asset value and investment performance. These risks are described under "Principal Investment Risks" below.
SF Group Short Duration Fixed Income Fund
The Fund is a diversified fund and will be broadly diversified across U.S. investment-grade sectors.

US Treasuries	0-20%
US Government agencies	0-40%
Investment grade corporate bonds	0-60%
Agency mortgage backed securities	0-30%
Commercial mortgage backed securities	0-30%
Asset backed securities	0-40%
Municipal	0-25%
The Fund's sub-advisor, Logan Circle Partners, L.P. (the "Sub-Advisor") seeks to generate  returns in excess of its benchmark through actively managed sector and security-level strategies while minimizing additional duration risk relative to its index, the Barclays U.S. Short Treasury 9-12 Month Index. The Fund seeks to preserve principal through a combination of capital appreciation and income. The Sub-Advisor seeks to identify individual securities and market sectors that, through fundamental analysis, it believes are undervalued on a current or historical basis relative to other securities within that sector, or for sectors relative to other market sectors.
When considering whether to sell securities held by the Fund,  the Sub-Advisor may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation.
The Sub-Advisor's process in managing the Fund starts with a top-down analysis of the economic landscape, concentrating on changes in growth, inflation expectations, monetary and fiscal policies.  Investment views are developed from this analysis which assists the Sub-Advisor in determining the Fund's sector allocation. The Sub-Advisor's outlook for the economy, anticipated monetary policy shifts and interest rate levels assists in determining its security selection. The Sub-Advisor's security selection process utilizes its self-developed fundamental credit research, cash flow and bond structure analysis as well as sensitivity and break-even analysis. The duration of the Fund's portfolios is maintained within a narrow range relative to its benchmark, which is an average duration of nine to twelve months. Duration is a measurement of a bond's interest rate risk that considers a bond's maturity, yield, coupon and call features.  These factors are calculated into one number that measures how sensitive a bond's price may be to interest rate changes.  The initial investment process culminates in the portfolio construction process, which incorporates liquidity as a key parameter in the "value" analysis conducted before a security is purchased in the portfolio.
The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Currency forwards may be used to gain a currency position. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. The Fund may use interest rate futures to assist in the risk management and liquidity of the Fund. Credit default swaps and total return swaps may be used to gain exposure that is not available in the cash bond market.  The Fund may also invest a portion of its assets in high yield or "junk securities".

The Fund's investment policy of investing 80% of its assets, plus amounts borrowed for investment purposes, in short duration fixed income securities, with an average duration of nine to twelve months,  may be changed without shareholder approval upon sixty (60) days prior written notice to shareholders.
The Fund is subject to the following principal risks:
● Fixed Income Risk ● Fixed Income Market Risk ● Municipal Securities Risk ● Credit Risk ● High Yield Securities Risk ● Interest Rate Risk ● Derivative Risk ● Issuer Risk	● Markets Risk ● U.S. Government Agency Securities Risk ● Mortgage-Related and Other Asset-Based Security Risk ● Securities Selection Risk ● New Fund Risk ● Unrated Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely aﬀect the Fund's net asset value and investment performance. These risks are described under "Principal Investment Risks" below.
SF Group Select Growth Equities Fund
The Fund will invest in securities of companies of any capitalization if the Fund's sub-advisor, Logan Circle Partners, L.P. (the "Sub-Advisor"), believes they represent value relative to either other companies within the same market sector, or in securities of market sectors the Sub-Advisor believes are undervalued relative to other market sectors. The Fund will invest at least 80% of the Fund's assets, plus amounts borrowed for investment purposes, in equity investments, including common stocks, preferred stocks, REITs, convertible debt obligations and other securities and instruments having equity characteristics. The Fund may own stocks issued by non-U.S. companies, generally through American Depositary Receipts (ADRs). The Fund's investments will not be based on classifications based on sectors, industries or market capitalization. However, while market capitalization is not a core investment limitation, the Fund expects mid to large capitalization companies to represent typically 80% of the Fund.  Weightings are determined by the conviction of the investment team regarding the individual companies in the portfolio. Portfolios are diversified based upon the different economic drivers of individual companies.
The Fund also may seek exposure to equity investments by investing in exchange traded-funds, ETFs, which are investment companies. The Fund also may hold cash or invest in money market instruments when, in the opinion of the Sub-Advisor, such holdings are prudent given then prevailing market conditions. Except for temporary defensive purposes, in unusual market conditions or for liquidity purposes, the Fund normally will not hold more than 10% of its assets in cash or money market investments.

While there is no stated maximum position size, positions will generally not exceed 10-15% of the market value of the entire portfolio. Further, there is no stated minimum position size that the Sub-Advisor will initiate, but it is generally at least 2% of the portfolio.
When considering whether to sell securities held by the Fund,  the Sub-Advisor may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation.
The Fund is a non-diversified fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  Thus, the Sub-Advisor may allocate the Fund's assets among a limited number of large cap growth stocks.
The Fund's investment policy of investing 80% of its assets, plus amounts borrowed for investment purposes, in equity investments, including common stocks, preferred stocks, REITs, convertible debt obligations and other securities and instruments having equity characteristics, may be changed without shareholder approval upon sixty (60) days prior written notice to shareholders.
The Fund is subject to the following principal risks:
● Convertible Securities Risk ● Equity Investments Risk ● Foreign Investing Risk ● Non-Diversified Fund Risk ● ETF Risk ● Growth Stock Risk	● Markets Risk ● REIT Risk ● Securities Selection Risk ● Small-Cap and Mid-Cap Companies Risk
These and other risks could cause you to lose money in your investment in the Fund and could adversely aﬀect the Fund's net asset value and investment performance. These risks are described under "Principal Investment Risks" below.
PRINCIPAL INVESTMENT RISKS FOR THE FUNDS
Fixed Income Risk.  The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile. Fixed income securities are also subject to credit risk. Credit risk includes the possibility that an issuer may fail to make timely payments of interest or principal.

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.
U.S. Government Agency Securities Risk.  U.S. Government securities are not guaranteed against price movement and may decrease in value. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities or government sponsored enterprises, including, for example, pass-through certificates issued by the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or government sponsored enterprises, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or government sponsored enterprise, while other obligations issued by or guaranteed by federal agencies or government sponsored enterprises, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government agencies and government sponsored enterprises, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. Other obligations are backed solely by the government sponsored enterprise's own resources. As a result, investments in securities issued by U.S. government sponsored enterprises that are not backed by the U.S. Treasury are subject to higher credit risk than those that are backed by the U.S. Treasury.  Further, in August 2011, S&P downgraded the U.S. government's credit rating from AAA to AA+, and this unprecedented downgrade could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. These developments, and the government's credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country's ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may negatively affect the value of Fund shares or the Fund's performance.
Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value (its value in the U.S. market) of a convertible security is strictly based on its yield and tends to decline as interest rates increase. Convertible securities may also be subject to credit risk, market risk and interest rate risk.

Credit Risk. There is the risk that the issuer or guarantor of a debt security will fail to make timely payment of interest or principal. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Since the Sub-Advisor invests in lower quality debt securities considered speculative in nature, this risk will be substantial.
Derivative Risk. A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives —such as futures contracts, options on securities, indexes and futures contracts, equity caps, collars and floors, and swap agreements and forward contracts, among other instruments —may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Advisor. Derivatives may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. A Fund's use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Fund will engage in derivative transactions to reduce exposure to other risks when that would be beneficial. Additionally, investment in derivatives may expose a Fund to currency risk or interest rate risk.
Derivatives may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.
Credit Default Swaps Risk. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. If the Fund sells a credit default swap to another party, the Fund acts as an insurer of the issuer's obligations under the referenced security and, upon a default, is liable to the Fund's counterparty for the defaulted amounts.
Equity Investments Risk.  Equity securities are subject to market risk. The Sub-Advisor may invest in convertible securities and therefore the portfolio may hold common and preferred stock as a result of corporate actions. Such securities may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Exchange Traded Funds ("ETFs") Risk. Equity-based ETFs are subject to risks similar to those of stocks. ETF shares may trade at a premium or discount to net asset value. ETFs are subject to secondary market trading risks. The Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.
Fixed-Income Securities Risk. The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment in the Fund will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investing Risk.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.
Growth Stocks Risk. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.
High-Yield Securities Risk. Investments in high-yield securities rated below investment grade, or ''junk bonds'', generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high-yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High-yield securities also may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Interest Rate Risk. There is the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. The price of a bond is also affected by its duration. Bonds with longer duration generally have greater sensitivity to changes in interest rates.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. The Fund may be unable to sell loans at a desired time or price. The Fund may also not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.
Mortgage-Related and Other Asset-Backed Securities Risk. In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. A Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage-related securities. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities, and other asset-backed securities, in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of a Fund's Advisor to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain "subprime" or "Alt-A" loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Municipal Securities Risk. The risk that municipal or state issuers may be not be able to pay interest or repay principal due to adverse economic, business or political developments. In addition, the Fund may be more sensitive to such adverse developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state or municipality.
Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.
Real Estate Investment Trusts ("REITs") Risk. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. A REIT's performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
Securities Selection Risk. Securities selected by the Sub-Advisor may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.
Small-Cap and Mid-Cap Securities Risk.  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.
Unrated Securities Risk. The Sub-Advisor may purchase securities that are not rated by any rating organization and may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Non-Diversified Fund Risk. The SF Group Corporate Fixed Income Fund, the SF Group High Yield Fund and the SF Group Select Growth Equities Fund are non-diversified funds. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions. A non-diversified fund may also have a more volatile net asset value per share than diversified mutual funds.
New Fund Risk.  The Funds were formed in 2014.  Accordingly, investors in the Funds ear the risk that the Funds may not be successful in implementing their investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS
An investment in the Funds should not be considered a complete investment program.  Whether a Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading or other speculative strategies and styles will not find the Funds to be an appropriate investment vehicle if they want to invest in the Funds for a short period of time.
Temporary Defensive Positions.  Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.  When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.
Disclosure of Portfolio Holdings.  A full description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information, which is available from the Funds or on the Securities and Exchange Commission's web site, www.sec.gov.

MANAGEMENT OF THE FUNDS
INVESTMENT ADVISOR
The Funds' investment advisor is StuFund Advisors, LLC d/b/a SF Advisors, LLC, 110 Allen Road, Suite 302, 3rd Floor, Basking Ridge, New Jersey 07920.  The Advisor was established in 2012 and is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisors Act of 1940.  Subject to the authority of the Trustees and pursuant to the Investment Advisory Agreement with the Trust, the Advisor provides each Fund with a program of continuous supervision of its assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities.  The Advisor is also responsible for overseeing the Sub-Advisor's selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.
Advisor Compensation.  As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on the Fund's average daily net assets at the following annual rates:
Fund	Rate
SF Group Core Plus Fund	0.55%
SF Group Corporate Fixed Income Fund	0.65%
SF Group High Yield Fund	0.70%
SF Group Multi-Sector Fixed Income Fund	0.65%
SF Group Select Growth Equities Fund	1.00%
SF Group Short Duration Fixed Income Fund	0.25%
Disclosure Regarding Approval of Investment Advisory Contracts.  A discussion regarding the Trustees' basis for approving the investment advisory contracts for the Funds can be found in the Funds' annual report to shareholders for the period ended April 30th of each year.  You may obtain a copy of the semi-annual report, free of charge, upon request to the Funds.
INVESTMENT SUB-ADVISOR
The Funds' investment sub-advisor is Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania, 19103. The Sub-Advisor serves pursuant to an Investment Sub-Advisory Agreement with the Advisor as approved by the Trustees.  The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Funds and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.
Logan Circle is registered with the United States Securities and Exchange Commission under the Investment Advisors Act of 1940. The firm was registered on April 12, 2007 under SEC File Number 801-67753.

Logan Circle is an asset management firm that provides predominantly separate account investment management services, primarily to institutional clients. The firm manages fixed income and growth equity assets for public entities, corporations, insurance companies, sub-advisory relationships, defined benefit and defined contribution pension plans, Taft-Hartley plans, endowments, foundations and high net worth individuals.
Logan Circle is a wholly owned subsidiary of Fortress Investment Group LLC (together with its advisory affiliates "Fortress"), a publicly traded company (NYSE: FIG). Founded in 1998 and headquartered in New York, Fortress is a global asset management firm that raises, invests and manages private equity funds, hedge funds and publicly traded alternative investment vehicles.
Portfolio Managers.  Investment decisions for each of the Funds will be made by Logan Circle Partners, L.P., the Funds' Sub-Advisor. Logan Circle's organizational structure and open working environment ensure the efficient movement of idea generation through to decision making. Investment ideas can be generated in any of the groups: research, trading and portfolio management. These ideas are then verified by the other two groups before a final decision is made by portfolio management. Most investment decisions follow this simple path of being generated and are discussed openly on the floor amongst the relevant team members. Major decisions that could impact sector weightings are discussed in a more formal meeting held bi-monthly.
Andrew Kronschnabel, CFA. Mr. Kronschnabel is a portfolio manager and the Head of Investment Grade Credit. He is responsible for all Core-based and Corporate strategies managed by the firm. He has been in this role since May 2009, prior to which he was the head of investment grade trading. Prior to joining Logan Circle Partners, he was a member of the portfolio management team at Delaware Investments where he was responsible for Core-based and high grade products from 2000 to 2007. Mr. Kronschnabel received a Bachelor of Science degree in international economics and politics from Colorado College.
Alfio Leone IV, CFA. Mr. Leone is a portfolio manager and the Head of Structured Products. He is responsible for all structured products assets managed by the firm. He has been in this role since April 2010, prior to which he was a structured products trader. Prior to joining Logan Circle Partners, he worked as a structured products trader at Delaware Investments and as a residential ratings analyst at Fitch Ratings. Mr. Leone received a Bachelor of Science degree in accounting and a Masters of Business Administration with a concentration in finance from Villanova University.
Scott Moses, CFA. Mr. Moses is a senior portfolio manager and Head Emerging Markets. He is responsible for all emerging market debt assets managed by the firm and has been in this role since the firm's inception in November 2007. Prior to joining Logan Circle Partners, he was the head of the emerging markets fixed income team at Delaware Investments, responsible for the implementation of both credit and emerging market strategies in total return portfolios. He began his career at Delaware Investments as a research analyst. Mr. Moses received a Bachelor of Science degree in business administration from Washington and Lee University. Mr. Moses currently manages $1.4 billion in assets.

A. Todd Howard, CFA. Mr. Howard is a portfolio manager and member of the international/emerging markets team and is responsible for all international assets managed. He has been in this role since September 2010, prior to which he was a trader on the international/emerging markets team. In April 2009 Mr. Howard left Logan Circle to join Ballamore Capital Management as Chief Investment Officer – Fixed Income. He was rehired by the firm in March 2010 and later promoted to portfolio manager. Prior to joining Logan Circle Partners, he was the trading specialist for Delaware Investments international bond group, where his responsibilities included non-dollar bonds and currencies. Prior to joining Delaware Investments, he was a U.S. Army Captain – Aviation Branch, where he piloted Black Hawk helicopters. Mr. Howard received a Bachelor of Science degree in mechanical engineering from the United States Military Academy at West Point and an MBA from Auburn University.
Timothy L. Rabe, CFA. Mr. Rabe is a portfolio manager and the Head of High Yield. He is responsible for all High Yield portfolios at the firm and has been in this role since the firm's inception in November 2007. Prior to joining Logan Circle, he was head of the high yield team at Delaware Investments, responsible for all high yield fixed income funds and strategies at the firm. Prior to joining Delaware Investments, he was a high yield portfolio manager for Conseco Capital Management for five years. Prior to that, he worked as a tax analyst for the Northern Trust Company. Mr. Rabe received a Bachelor of Science degree in finance from the University of Illinois.
David G. Shell, CFA. Mr. Shell has been the Chief Investment Officer and portfolio manager for Logan Circle's Growth Equity strategies since the launch of the strategies in 2013. Prior to joining Logan Circle Partners, he was a Partner and Co-Chief Investment Officer of the Growth Equities Team at Goldman Sachs Asset Management, responsible for growth equity performance, portfolios and personnel. His research background is in entertainment, cable television, broadcasting, telecommunications, and wireless communications. Mr. Shell was a senior portfolio manager at Liberty Investment Management prior to GSAM's acquisition of Liberty in January 1997. He joined Liberty's predecessor firm, Eagle Asset Management, in 1987. Mr. Shell received a Bachelor of Arts degree in finance from the University of South Florida in 1987.
Scott Kolar, CFA. Mr. Kolar, has been a portfolio manager for Logan Circle's Growth Equity strategies since the launch of the strategies in 2013. Prior to joining Logan Circle Partners, he was a senior portfolio manager at Goldman Sachs Asset Management where his primary responsibility was for investment research in technology and software. He had previously been the team's information systems specialist, designing and implementing its technology infrastructure. Mr. Kolar was also Co-Head of Global Technology Research for GSAM. He worked at Liberty Investment Management prior to GSAM's acquisition of Liberty in January 1997. Mr. Kolar received a Bachelor of Arts degree in government from Harvard University.
Joseph Hudepohl, CFA. Mr. Hudepohl has been a portfolio manager for Logan Circle's Growth Equity strategies since the launch of the strategies in 2013. Prior to joining Logan Circle Partners, he was a portfolio manager in the Growth Team at Goldman Sachs Asset Management. Prior to joining GSAM, he was an analyst in the Investment Banking Division of Goldman Sachs where he worked in the High Technology Group. A two-time Olympic Gold Medalist in swimming, he competed in the 1992 Barcelona and 1996 Atlanta Olympic Games. Mr. Hudepohl received a Bachelor of Arts degree in economics from Stanford University in 1997.

Scott Pavlak, CFA. Mr. Pavlak is a portfolio manager and the Head of the Short Duration team. He has been in this role since joining Logan Circle in November 2008. Prior to joining Logan Circle, he was a senior managing director and head of fixed income at Bear Stearns Asset Management. He joined Bear Stearns & Co. in 1990 and BSAM in 1992, where he was responsible for BSAM's traditional strategies that included Cash, Enhanced Cash, Short-Term, Intermediate, Core and Core Plus. Prior to joining Bear Stearns, he was a vice president and senior investment officer at Beechwood Securities, specializing in fixed income investments. Mr. Pavlak received a Bachelor of Science degree in finance from Fairleigh Dickinson University, earned a Masters of Business Administration in finance and economics from the Stern School of Business at New York University and is a member of the CFA Institute (formerly AIMR).
Peter Mahoney. Mr. Mahoney is a portfolio manager and member of the Short Duration team. He has been in this role since joining Logan Circle in November 2008. Prior to joining Logan Circle, he was managing director/principal and portfolio manager for the short-intermediate fixed income strategies at Bear Stearns Asset Management. Mr. Mahoney first joined BSAM in 1987, where he served as the director of fixed income until his departure in 1994. He rejoined BSAM as a senior portfolio manager in 1995. Prior to joining BSAM, he served as a senior vice president and chief investment officer at Manhattan Life Insurance Company from 1983 to 1987. Mr. Mahoney received a Bachelor of Science degree in finance from Indiana University and a Masters of Business Administration in finance from Fairleigh Dickinson University.
The Funds' Statement of Additional Information provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Funds.
Sub-Advisor Compensation.
Under the sub-advisory agreement between the Advisor and the Sub-Advisor, the Sub-Advisor receives monthly compensation based on the Funds' average daily net assets at the following annual rates:
The Funds are not responsible for payment of the sub-advisory fee. The Sub-Advisor's compensation is paid by the Advisor out of the Advisor's advisory fee.

Fund	Rate
SF Group Core Plus Fund	0.18%
SF Group Corporate Fixed Income Fund	0.25%
SF Group High Yield Fund	0.35%
SF Group Multi-Sector Fixed Income Fund	0.25%
SF Group Select Growth Equities Fund	0.50%
SF Group Short Duration Fixed Income Fund	0.125%

DISTRIBUTOR
Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of each Fund's shares and serves as each Fund's exclusive agent for the distribution of such Fund's shares.  The Distributor may sell each Fund's shares to or through qualified securities dealers or others.
ADDITIONAL INFORMATION ON EXPENSES
Other Expenses.  Each Fund is obligated to pay taxes, interest, brokerage commissions, expenses on short sales, and acquired fund fees and expenses.  Each Fund will be separately responsible for any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.  All general Trust expenses are allocated among and charged to the assets of each separate fund series of the Trust (if any), on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.
Estimated Expenses.  In the sections of the prospectus entitled "Summary – Fees and Expenses of the Fund" with respect to each Fund, "Other Expenses" and "Total Annual Fund Operating Expenses" sections are based on estimated expenses for the current fiscal year at an average Fund net asset level of $20 million.

INVESTING IN THE FUNDS
PURCHASE AND REDEMPTION PRICE
Determining the Fund's Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value ("NAV") after an order is received in good form.  An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount.  A Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund.  To the extent that the Funds hold portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Funds do not price shares, the NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.  The NAV per share is normally determined at 4:00 p.m. Eastern time, the time regular trading closes on the New York Stock Exchange.  The Funds do not calculate NAV on business holidays when the New York Stock Exchange is closed.
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees.  In determining the value of a Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Funds normally use third party pricing services to obtain market quotations for instruments with maturities in excess of 60 days.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds' normal pricing procedures are valued at fair value in good faith by either a valuation committee or the Advisor in accordance with procedures established by, and under the supervision of, the Board of Trustees.  Fair value pricing may be used in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to a Fund's NAV calculation.
Pursuant to policies adopted by the Board of Trustees, the Advisor consults with the Fund's administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Board of Trustees (or the Funds' valuation committee) when it believes that fair value pricing is required for a particular security.  The Funds' policies regarding fair value pricing are intended to result in a calculation of each Fund's NAV that fairly reflects portfolio security values as of the time of pricing.  A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Funds' normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Funds' normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Funds' normal pricing procedures.  The performance of a Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Funds' normal pricing procedures.  To the extent the Funds invest in other open-end investment companies that are registered under the Investment Company Act of 1940, the Funds' net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Other Matters.  Purchases and redemptions of shares by the same shareholder on the same day will be netted for each Fund.
BUYING OR SELLING SHARES
 THROUGH A FINANCIAL INTERMEDIARY
Certain financial intermediaries have agreements with the Funds that allow them to enter purchase or redemption orders on behalf of clients and customers.  These orders will be priced at the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form.  Orders received in good form by the financial intermediary before 4:00 p.m. Eastern Time will receive a share price based on that day's NAV and orders received after 4:00 p.m. Eastern Time will receive a price based on the next day's NAV.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Funds.
PURCHASING SHARES
Purchases can be made directly from the Funds by mail or bank wire.  In addition, brokers that are authorized designees of the Funds may receive purchase and redemption orders on behalf of the Funds.  These designated brokers are also authorized to designate other financial intermediaries to receive orders on behalf of the Funds.  Such orders will be deemed to have been received by the Funds when an authorized designee, or broker-authorized designee, receives the order, subject to the order being in good form.  The orders will be priced at the NAV next computed after the orders are received by the authorized broker, or broker-authorized designee.  Orders received in good form before 4:00 p.m. Eastern Time will receive a share price based on that day's NAV and orders received after 4:00 p.m. Eastern Time will receive a price based on the next day's NAV.   Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.
The Funds reserve the right to (i) refuse any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.  An investor that has placed a purchase order will be notified as soon as possible in such circumstances.
Regular Mail Orders.  Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler's checks will not be accepted by the Funds.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled.  You will also be responsible for any losses or expenses incurred by the Funds and their administrator and transfer agent.  The Funds will charge a $35 fee and may redeem shares of the Funds owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses.  For regular mail orders, please complete the Fund Shares Application and mail it, along with your check made payable to the applicable Fund, to:

SF Group Funds
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
 Rocky Mount, North Carolina 27803-0365
The application must contain your Social Security Number or Taxpayer Identification Number.  If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number.  Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service are met regarding the Social Security Number and Taxpayer Identification Number.
Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.
Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then-current net asset value. Before adding funds by bank wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.  Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.
Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Funds will automatically charge the shareholder's checking account for the amount specified, which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.
Exchange Feature.  You may exchange shares of the Funds for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside.  Shares may be exchanged for shares of any other series of the Trust advised by the Advisor at the net asset value.  Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.
Share Certificates.  The Funds normally does not issue share certificates.  Evidence of ownership of shares is provided through entry in a Fund's share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.
Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Funds will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Funds to identify the investor.  The Funds may also ask to see the driver's license or other identifying documents of the investor.  An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Funds receive this required information.  In addition, if after opening the investor's account the Funds are unable to verify the investor's identity after reasonable efforts, as determined by the Funds in their sole discretion, the Funds may (i) restrict further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor.  Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.  If the Funds close an investor's account because the Funds could not verify the investor's identity, the Funds will value the account in accordance with the next NAV calculated after the investor's account is closed.  In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment.  The Funds will not be responsible for any losses incurred due to the Funds' inability to verify the identity of any investor opening an account.
REDEEMING SHARES
Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:
SF Group Funds
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
 Rocky Mount, North Carolina 27803-0365
Regular mail redemption requests should include the following:
(1)	Your letter of instruction specifying the account number, and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
(2)	Any required signature guarantees (see "Signature Guarantees" below); and

(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.
Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request.  The Funds may delay forwarding a redemption check for recently purchased shares while the Funds determine whether the purchase payment will be honored.  Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request.
Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of a Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.
The Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-882-9281).  The confirmation instructions must include the following:
(1)	Name of Fund;
(2)	Shareholder name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder signature as it appears on the application on file with the Fund.
Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by sending a letter with your new redemption instructions to the Funds.  See "Signature Guarantees" below.
The Funds, in their discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds' custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.
You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-773-3863.  Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds.  Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Funds to be genuine.  The Funds will employ reasonable procedures, which may include requiring a form of personal identification, to confirm that instructions are genuine.  The Funds will not be liable for any losses due to fraudulent or unauthorized instructions.  The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan.  A shareholder who owns Fund shares valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan ("Systematic Withdrawal Plan") to receive a monthly or quarterly check in a stated amount.  Each month or quarter, as specified, the applicable Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of a Fund or paid in cash.  Contingent deferred sales charges will not apply to shares redeemed under this plan.  Call or write the Funds for an application form.
Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a NAV of less than $250 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days' prior written notice.  If the shareholder brings his account NAV up to at least $250 during the notice period, the account will not be redeemed.  Redemptions due to account size will not be subject to an otherwise applicable contingent deferred sales charge.  Redemptions from retirement accounts may be subject to federal income tax.  Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.
Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem shares by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash.  In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Funds.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing a Fund's NAV per share.  Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash and may incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, wherein the Funds must pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of a Fund's NAV at the beginning of such period.  Redemption requests in excess of this limit may be satisfied in cash or in kind at each Fund's election.
Signature Guarantees.  To protect your account and the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to a financial institution; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Miscellaneous.  The Funds reserve the right to delay the distribution of redemption proceeds involving recently purchased shares until the check for the recently purchased shares has cleared, which may take up to 15 days from the date of purchase.  The Funds may also suspend redemptions, if permitted by the Investment Company Act of 1940, for any period during which the New York Stock Exchange is closed, trading is restricted by the Securities and Exchange Commission, or the Securities and Exchange Commission declares that an emergency exists.  Redemptions may be suspended during other periods permitted by the Securities and Exchange Commission for the protection of the Funds' shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.
FREQUENT PURCHASES AND REDEMPTIONS
Frequent purchases and redemptions of Fund shares by a shareholder, known as frequent trading, present a number of risks to a Fund's other shareholders.  These risks include dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund's portfolio holdings, and increased brokerage and administration costs.  Due to the potential of a thin market for some of the portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions.  Frequent trading may also increase portfolio turnover, which may in turn result in increased capital gains taxes for shareholders.
The Board of Trustees has adopted a policy that is intended to discourage frequent trading by shareholders.  The Funds do not accommodate frequent trading.  Under the adopted policy, the Funds' transfer agent provides a daily record of shareholder trades to the Advisor.  The Funds' transfer agent also monitors and tests shareholder purchase and redemption orders for frequent trading.  The Advisor has the discretion to limit investments, by refusing further purchase and exchange orders, from a shareholder that the Advisor believes has a pattern of trades not in the best interests of the other shareholders.  In addition to this discretionary policy, a Fund will also limit investments from any shareholder account that, on two or more occasions during a 60 calendar day period, purchases and redeems shares over a period of less than ten days having a redemption amount within ten percent of the purchase amount and greater than $10,000.  In the event such a purchase and redemption pattern occurs, the shareholder account and any other account with the same taxpayer identification number will be precluded from investing in such Fund for at least 30 calendar days after the second redemption transaction.

The Funds and Advisor intend to apply this policy uniformly, except that the Funds may not be able to identify or determine that a specific purchase or redemption is part of a pattern of frequent trading or that a specific shareholder is engaged in frequent trading, particularly with respect to transactions made through omnibus accounts or accounts opened through financial intermediaries such as broker-dealers and banks.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership and to purchase, redeem, and exchange Fund shares without the identity of the individual shareholders being immediately known to the Funds.  Like omnibus accounts, accounts opened through financial intermediaries normally permit shareholders to purchase, redeem, and exchange Fund shares without the identity of the shareholder being immediately known to the Funds.  Consequently, the ability of the Funds to monitor and detect frequent trading through omnibus and intermediary accounts is limited, and there is no guarantee that the Funds can identify shareholders who might be engaging in frequent trading through these accounts or curtail such trading.
In addition, this policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute frequent trading, such as inadvertent errors that result in frequent purchases and redemptions.  Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where a shareholder unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error).  The shareholder shall have the burden of proving to the sole satisfaction of the Advisor that a purchase and redemption pattern was the result of an inadvertent error.  In such a case, the Advisor may choose to allow further purchase and exchange orders from such investor account.

OTHER IMPORTANT INFORMATION
DIVIDENDS, DISTRIBUTIONS, AND TAXES
The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the Funds' Statement of Additional Information.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Funds.
The Funds will distribute most of their income and realized gains to its shareholders every year.  Income dividends paid by the Funds derived from net investment income, if any, and capital gains distributions, if any, will generally be paid at least annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by the Funds, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.
As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28%) for all taxable distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.
Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.
RELATED PERFORMANCE OF THE SUB-ADVISOR
The Funds are modeled after the private accounts similarly managed by the Sub-Advisor (the "Logan Circle Managed Accounts"), which also are managed by the Funds' portfolio managers.  The Fund has substantially the same investment objective, policies and restrictions as the Logan Circle Accounts.  This section presents past performance information for Core Plus Fixed Income Strategy (corresponding to the SF Group Core Plus Fund); the Corporate Fixed Income Strategy (corresponding to the SF Group Corporate Fixed Income Fund); the High Yield Fixed Income Strategy (corresponding to the SF Group High Yield Fund); the Multi-Sector Fixed Income Strategy (corresponding to the SF Group Multi-Sector Fixed Income Fund); the Short Duration Strategy (corresponding to the SF Group Short Duration Fixed Income Fund); and the Select Growth Strategy (corresponding to the SF Group Select Growth Equities Fund) (each a "Strategy" and, together, the "Strategies").  Each Strategy contains the corresponding substantially similarly managed Logan Circle Accounts. The Strategies are not mutual funds, but rather each Strategy is a collection of all of the portfolios managed by the Sub-Advisor that have investment objectives, policies and strategies that are substantially similar to those of the corresponding Fund.

The performance of a Strategy does not represent, and is not a substitute for, the performance of a Fund, and you should not assume that a Fund will have the same future performance as a Strategy.  The Sub-Advisor has included this section because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.
The past performance in managing other portfolios is no guarantee of future results in managing the Funds.  Please note the following cautionary guidelines in reviewing this disclosure:
Performance figures are not the performance of the Funds.  The Strategies'' performance shown are not the performance of the Funds and are not an indication of how the Funds would have performed in the past or will perform in the future.  The Funds' performance in the future will be different from the Strategies' performance presented, due to factors such as differences in the cash flows, different fees, expenses, portfolio size and composition.  In particular, Strategies'' performance is not necessarily an indication of how the Funds will perform, as the Strategies are not subject to investment limitations, leverage restrictions, diversification requirements and other restrictions imposed on investment companies by the 1940 Act and the Internal Revenue Code, which, if applicable, can have an impact on the Funds' performance.
There have been significant fluctuations in the market in the past few years. The performance for the period is shown through 2015.  The markets have been quite volatile in the last few years, and this trend may continue.  As a result, the performance included herein will not reflect the latest volatility in the markets, if any occurs.
Core Plus Fixed Income Strategy
The table shows performance of the Core Plus Fixed Income Strategy over time (as compared with a broad based market index for reference).  All figures assume dividend reinvestment.  The U.S. Dollar is the currency used to express performance. The Core Plus Fixed Income Strategy performance is shown net of the highest possible fees charged to the accounts comprising the Strategy including management and other fees and expenses.  The Sub-Advisor claims compliance with the Global Investment Performance Standards ("GIPS®").  Under the GIPS standard, the Core Plus Strategy is defined to include all fee-paying portfolios managed on a discretionary basis according to the applicable strategy, except as otherwise excluded under the GIPS standard.  The GIPS method of computing performance is different from the standard SEC method of computing performance. The expenses of the Fund are higher than the expenses of the Core Plus Fixed Income Strategy. The performance shown in the table for the Core Plus Fixed Income Strategy would be lower if adjusted to reflect the higher expenses of the Fund's shares.  The fee schedule for the Fund is included in its prospectus.

This following table shows how the Core Plus Fixed Income Strategy average annual total returns compare to the benchmarks from the table above.
Average Annual Total Returns Period Ended February 28, 2015	Year to Date	Past 1 Year	Past 3 Years	Past 5 Years	Since Inception
Core Plus Fixed Income Strategy	1.26%	5.81%	4.74%	6.13%	6.50%
Barclays Aggregate Bond Index	1.14%	5.05%	2.76%	4.29%	5.52%

The Barclays Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.

Corporate Fixed Income Strategy
The table shows performance of the Corporate Fixed Income Strategy over time (as compared with a broad based market index for reference).  All figures assume dividend reinvestment.  The U.S. Dollar is the currency used to express performance. The Corporate Fixed Income Strategy performance is shown net of the highest possible fees charged to the accounts comprising the Strategy including management and other fees and expenses.  The Sub-Advisor claims compliance with GIPS.  Under the GIPS standard, the Corporate Strategy is defined to include all fee-paying portfolios managed on a discretionary basis according to the applicable strategy, except as otherwise excluded under the GIPS standard. The GIPS method of computing performance is different from the standard SEC method of computing performance. The expenses of the Fund are higher than the expenses of the Corporate Fixed Income Strategy. The performance shown in the table for the Corporate Fixed Income Strategy would be lower if adjusted to reflect the higher expenses of the Fund's shares.  The fee schedule for the Fund is included in its prospectus.
This following table shows how the Corporate Fixed Income Strategy average annual total returns compare to the benchmarks from the table above.

Average Annual Total Returns Period Ended February 28, 2015	Year to Date	Past 1 Year	Past 3 Years	Past 5 Years	Since Inception
Corporate Fixed Income Strategy	1.81%	7.35%	6.63%	8.09%	7.88%
Barclays U.S. Credit Index	1.81%	6.50%	4.49%	6.22%	6.49%

The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.

High Yield Fixed Income Strategy

The table shows performance of the High Yield Fixed Income Strategy over time (as compared with a broad based market index for reference).  All figures assume dividend reinvestment.  The U.S. Dollar is the currency used to express performance. The High Yield Fixed Income Strategy performance is shown net of the highest possible fees charged to the accounts comprising the Strategy including management and other fees and expenses.  The Sub-Advisor claims compliance with GIPS.  Under the GIPS standard, the High Yield Strategy is defined to include all fee-paying portfolios managed on a discretionary basis according to the applicable strategy, except as otherwise excluded under the GIPS standard.  The GIPS method of computing performance is different from the standard SEC method of computing performance. The expenses of the Fund are higher than the expenses of the High Yield Fixed Income Strategy. The performance shown in the table for the High Yield Fixed Income Strategy would be lower if adjusted to reflect the higher expenses of the Fund's shares.  The fee schedule for the Fund is included in its prospectus.
This following table shows how the High Yield Fixed Income Strategy average annual total returns compare to the benchmarks from the table above.
Average Annual Total Returns Period Ended February 28, 2015	Year to Date	Past 1 Year	Past 3 Years	Past 5 Years	Since Inception
High Yield Fixed Income Strategy	3.54%	0.07%	6.35%	8.40%	7.78%
BofA Merrill Lynch U.S. High Yield Master II Constrained Index	3.09%	2.84%	7.61%	9.15%	7.93%

The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.

Multi-Sector Fixed Income Strategy
The table shows performance of the Multi-Sector Fixed Income Strategy over time (as compared with a broad based market index for reference).  All figures assume dividend reinvestment.  The U.S. Dollar is the currency used to express performance. The Multi-Sector Fixed Income Strategy performance is shown net of the highest possible fees charged to the accounts comprising the Strategy including management and other fees and expenses.  The Sub-Advisor claims compliance with GIPS.  Under the GIPS standard, the Multi-Sector Strategy is defined to include all fee-paying portfolios managed on a discretionary basis according to the applicable strategy, except as otherwise excluded under the GIPS standard. The GIPS method of computing performance is different from the standard SEC method of computing performance. The expenses of the Fund are higher than the expenses of the Multi-Sector Fixed Income Strategy. The performance shown in the table for the Multi-Sector Fixed Income Strategy would be lower if adjusted to reflect the higher expenses of the Fund's shares.  The fee schedule for the Fund is included in its prospectus.
This following table shows how the Multi-Sector Fixed Income Strategy average annual total returns compare to the benchmarks from the table above.
Average Annual Total Returns Period Ended February 28, 2015	Year to Date	Past 1 Year	Past 3 Years	Past 5 Years	Since Inception
Multi-Sector Fixed Income Strategy	1.54%	3.43%	4.49%	6.82%	6.86%
Barclays Aggregate Bond Index	1.14%	5.05%	2.76%	4.29%	5.08%

The Barclays Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.

Short Duration Strategy (also known as the Cash Plus Strategy)
The table shows performance of the Short Duration Strategy over time (as compared with a broad based market index for reference).  All figures assume dividend reinvestment.  The U.S. Dollar is the currency used to express performance. The Short Duration Strategy performance is shown net of the highest possible fees charged to the accounts comprising the Strategy including management and other fees and expenses.  The Sub-Advisor claims compliance with GIPS.  Under the GIPS standard, the Short Duration Strategy is defined to include all fee-paying portfolios managed on a discretionary basis according to the applicable strategy, except as otherwise excluded under the GIPS standard .  The GIPS method of computing performance is different from the standard SEC method of computing performance. The expenses of the Fund are higher than the expenses of the Short Duration Strategy. The performance shown in the table for the Short Duration Strategy would be lower if adjusted to reflect the higher expenses of the Fund's shares.  The fee schedule for the Fund is included in its prospectus.
This following table shows how the Short Duration Strategy average annual total returns compare to the benchmarks from the table above.
Average Annual Total Returns Period Ended February 28, 2015	Year to Date	Past 1 Year	Past 3 Years	Past 5 Years	Since Inception
Short Duration Strategy	0.13%	0.33%	0.76%	0.99%	3.57%
Citigroup 6-month U.S. Treasury Bond Index	0.01%	0.06%	0.09%	0.12%	2.66%

The Citigroup 6-month U.S. Treasury Bond Index tracks the return of one six-month Treasury Bill until maturity. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.

FINANCIAL HIGHLIGHTS
Because the Funds are newly organized, there is no financial or performance information for them in this prospectus.  You may request a copy of the Funds' annual and semi-annual reports, once available, at no charge by calling the Funds at 1-800-773-3863.

 ADDITIONAL INFORMATION

SF Group Funds

More information about the Funds can be found in the Statement of Additional Information, which is incorporated by reference into this prospectus.  Additional information about the Funds' investments will be available in the annual and semi-annual reports to shareholders.  The annual reports will include discussions of market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.
The Funds' Statement of Additional Information and the annual and semi-annual reports will be available, free of charge, on the website listed below and upon request by contacting the Funds (you may also request other information about the Funds or make shareholder inquiries) as follows:
By telephone:	1-800-773-3863
By mail:	SF Group Funds c/o Nottingham Shareholder Services 116 South Franklin Street Post Office Box 4365 Rocky Mount, North Carolina 27803-0365
By e-mail:	shareholders@ncfunds.com
On the Internet:	www.ncfunds.com
Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-551-8090.  Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22298

STATEMENT OF ADDITIONAL INFORMATION
SF Group Funds
March 24, 2015

SF Group Core Plus Fund Institutional Class Shares SFCPX	SF Group Multi-Sector Fixed Income Fund Institutional Class Shares SFMSX
SF Group Corporate Fixed Income Fund Institutional Class Shares SFCFX	SF Group Short Duration Fixed Income Fund Institutional Class Shares SFSDX
SF Group High Yield Fund Institutional Class Shares SFHGX	SF Group Select Growth Equities Fund Institutional Class Shares SFGRX

Each a series of the
Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
 Telephone 1-800-773-3863
TABLE OF CONTENTS
Page
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	15
PORTFOLIO TRANSACTIONS	17
DESCRIPTION OF THE TRUST	18
MANAGEMENT AND OTHER SERVICE PROVIDERS	19
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	33
SPECIAL SHAREHOLDER SERVICES	34
DISCLOSURE OF PORTFOLIO HOLDINGS	36
NET ASSET VALUE	37
ADDITIONAL TAX INFORMATION	38
FINANCIAL STATEMENTS	41
APPENDIX A – DESCRIPTION OF RATINGS	42
APPENDIX B – PROXY VOTING POLICIES	46
TRUST'S PROXY VOTING DISCLOSURE POLICY	47
PROXY VOTING POLICIES AND PROCEDURES OF SF ADVISORS, LLC	50
PROXY VOTING GUIDELINES OF LOGAN CIRCLE PARTNERS, LP	56
This Statement of Additional Information is meant to be read in conjunction with the prospectus for the SF Group Funds, dated the same date as this Statement of Additional Information, and is incorporated by reference in its entirety into the prospectus.  Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the SF Group Funds should be made solely upon the information contained herein.  Copies of the SF Group Funds' prospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Funds at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the SF Group Funds' prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
Starboard Investment Trust ("Trust") was organized on May 13, 2009 as a Delaware statutory trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company.  The SF Group Core Plus Fund, the SF Group Corporate Fixed Income Fund, the SF Group High Yield Fund, the SF Group Multi-Sector Fixed Income Fund, the SF Group Short Duration Fixed Income Fund and The SF Group Select Growth Equities Fund (each a "Fund" and collectively, "Funds" or the "SF Group Funds") are separate series of the Trust.  The SF Group Corporate Fixed Income Fund, the SF Group High Yield Fund and the SF Group Select Growth Equities Fund are non-diversified.  The SF Group Core Plus Fund, the SF Group Multi-Sector Fixed Income Fund and the SF Group Short Duration Fixed Income Fund are diversified.  The SF Group Funds' investment advisor is StuFund Advisors, LLC d/b/a SF Advisors, LLC ("SF Advisors" or the "Advisor").  The Prospectus describes each Fund's investment objective and principal investment strategy, as well as the principal investment risks of the Funds.  The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Funds but are not principal investment strategies of the Funds.  Attached to the Statement of Additional Information is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Funds may invest.  Appendix B contains copies of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures.
Pursuant to an investment sub-advisory agreement with the Advisor, Logan Circle Partners, L.P. (the "Sub-Advisor") manages the Funds' assets.  The following sections provide additional information about the principal and non-principal investment strategies and risks of the Funds.
Additional Information Regarding the Principal Strategies and Risks for Funds
General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Funds' investment program will be successful.  Investors should carefully review the descriptions of the Funds' investments and their risks described in the Funds' prospectus and this Statement of Additional Information.
Fixed-Income Securities.  The Funds will invest in fixed-income securities as a principal investment strategy, including government and corporate bonds, money market instruments, junk bonds, and zero-coupon bonds.  Zero-coupon bonds are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time.  Fixed-income securities purchased by the Funds may consist of obligations of any rating.  Fixed-income securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.  High yield bonds are typically rated below "Baa" by Moody's Investors Service, Inc.  ("Moody's") or below "BBB" by Standard & Poor's Ratings Group ("S&P") or below investment grade by other recognized rating agencies.  Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:
Sensitivity to Interest Rate and Economic Change.  The economy and interest rates affect high yield securities differently than other securities.  The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund's asset values.
Payment Expectations.  High yield bonds present certain risks based on payment expectations.  For example, high yield bonds may contain redemption and call provisions.  If an issuer exercises these provisions in a declining interest rate market, a Fund or an investment company in which a Fund invests, as applicable, would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the other investment companies' assets.  If a Fund or an investment company in which a Fund invests, as applicable, experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the rate of return.
2

Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the ability of the Funds or the  investment companies in which the Funds invest to accurately value high yield bonds and may hinder their ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.
Credit Ratings.  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds.  Also, because credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Fund or an investment company in which a Fund invests must monitor the issuers of high yield bonds in their portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity so a Fund or an investment company in which the Fund invests, as applicable, can meet redemption requests.
High-yield securities are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time.  Special tax considerations are associated with investing in high-yield securities structured as zero coupon or "pay-in-kind" securities.  The Funds or the investment companies in which the Funds invest will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.  The payment of principal and interest on most fixed-income securities purchased by the Fund or an investment company in which a Fund invests will depend upon the ability of the issuers to meet their obligations.  An issuer's obligations under its fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, including the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its fixed-income securities may be materially adversely affected by litigation or other conditions.
The ratings of S&P, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of fixed-income securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and fixed-income securities with the same maturity, interest rate, and rating may have different yields while fixed-income securities of the same maturity and interest rate with different ratings may have the same yield.  For a more detailed description of ratings, please see Appendix A.
Equity Securities.  The Funds may invest in equity securities as a principal investment strategy.  The equity portion of a Fund's portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of each Fund's portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds.  Prices of equity securities in which the Funds invest may fluctuate in response to many factors, including the activities of the individual companies issuing the equity securities, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Funds to potential losses.  In addition, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.
Risks related to Other Equity Securities.  In addition to common stocks, the equity securities in the Funds' portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants.  The value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Funds to potential losses.  In addition, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds.  Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised.  As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.  Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time.  The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
3

U.S. Government Securities and U.S. Government Agency Securities.  The Funds may invest in U.S. Government Securities and U.S. Government Agency Securities as a principal investment strategy.   U.S. Government securities and U.S. Government Agency Securities include (i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA) and other U.S. Government authorities, agencies, and instrumentalities.  While obligations of some U.S. Government agencies and sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law.  The guarantee of the U.S. Government does not extend to the yield or value of the Funds' shares.
Municipal Securities. Municipal securities share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds formerly issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).
Municipal securities are subject to credit and market risk. Prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, including the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.
Debentures.  A debenture is long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture.  Governments often issue debentures, in part because they cannot guarantee debt with assets (government assets are public property).  The principal risk with this type of investment is that the issuer will default or go into bankruptcy.  As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific assets of the issuing firm, so the investor will only be paid from the issuer's assets after the secured creditors have been paid.  While the Funds will not invest directly in debentures as a principal investment strategy, the Funds may invest in all types of debentures, including corporate and government debentures, directly or indirectly through investments in shares of other investment companies.
4

Mortgage-Backed and Asset-Backed Securities.  The Funds may invest in mortgage-backed and asset-backed securities as a principal investment strategy.  Mortgage-backed securities are mortgage related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities.  Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies and government-related organizations, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.  Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool.  Accordingly, the Funds or investment companies in which the Funds invest, as applicable, will receive scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages.  Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.
Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.  Regular payments received on asset-backed securities include both interest and principal.  Asset-backed securities typically have no U.S. Government backing, though they are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution.  If the letter of credit is exhausted and the full amounts due on the underlying loans are not received because of unanticipated costs, depreciation, damage, or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
If the Fund or an investment company in which a Fund invests purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.  When the interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received.  For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore it is not possible to predict accurately the security's return.  In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies, or instrumentalities, are not subject to the Funds' industry concentration restrictions because securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities are excluded from the restriction.  Privately-issued mortgage-backed securities are, however, subject to the Funds' industry concentration restrictions.
Foreign Investment Risk.  The Funds may invest in foreign securities as a principal investment strategy.  Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
5

Money Market Instruments.  The Funds may invest in money market instruments as a principal investment strategy, including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) provided that they are eligible for purchase by the Funds or such investment companies, as applicable.  Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes").  Banker's Acceptances are time drafts drawn on and "accepted" by a bank.  When a bank "accepts" such a time draft, it assumes liability for its payment.  When the Funds or an investment company acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due.  The Banker's Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit ("CD") is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.
Real Estate Securities.  The Funds (particularly the SF Group Select Growth Equities Fund) may invest in securities of issuers primarily engaged in or related to the real estate industry.  The Funds or investment companies in which the Funds invest may invest in real estate investment trusts ("REITs") and real estate operating companies, as well as other types of real estate securities including publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development.  A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests in income producing real estate or real estate loans or interests.  Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.  These risks include, among others:  possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REIT's investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent.  Equity REITs invest the majority of their assets directly in real property and derive income from the collection of rents.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks.  When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.  In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.  Investing in REITs involves risks similar to those associated with investing in small capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Derivative Instruments.  When the Funds (except the SF Group High Yield Fund and the SF Group Select Growth Equities Fund) enter into short sales, options, futures, and other forms of financial derivatives specifically described below, the investments involve risks different from direct investments in the underlying securities.  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks.  Unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions.  Derivatives may magnify the Funds' gains or losses, causing it to make or lose substantially more than it invested.
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The Funds may invest in derivative instruments for both speculative and hedging purposes.  These investments can be made as a substitute for taking a direct position in the underlying asset or as part of a strategy that is intended to reduce the exposure of the Funds to various risks.  To the extent that the Funds invests directly in financial derivatives, the Funds will comply with the applicable requirements of the Investment Company Act of 1940 and the guidance of no-action letters issued by the Securities and Exchange Commission, including SEC Release 10666 that require the Fund to segregate assets or otherwise "cover" its positions in a manner that limits the Fund's risk of loss.
When used for hedging purposes, increases in the value of the securities the Funds hold or intend to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose the Funds to greater risks.
The Funds' ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities.  In the case of poor correlation, the price of the securities the Funds are hedging may not move in the same amount, or even in the same direction as the hedging instrument.  The Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge.  However, if the Funds' prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the Funds may lose money, or may not make as much money as it expected.
Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:
•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•	differences between the derivatives, including different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.
Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.
While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds.  A currency hedge should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer's creditworthiness.  Because the value of the Funds' foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds' investments precisely over time.
Before a futures contract or option is exercised or expires, the Funds can terminate it only by entering into a closing purchase or sale transaction.  Moreover, the Funds may close out a futures contract only on the exchange the contract was initially traded.  Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist.  If there is no secondary market for the contract, or the market is illiquid, the Funds may not be able to close out a position.  In an illiquid market, the Funds may:
•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
•	have to purchase or sell the instrument underlying the contract;
•	not be able to hedge its investments; and
•	not be able to realize profits or limit its losses.
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Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions:
•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	the facilities of the exchange may not be adequate to handle current trading volume;
•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
•	investors may lose interest in a particular derivative or category of derivatives.
If the Advisor incorrectly predicts securities market and interest rate trends, the Funds may lose money by investing in derivatives.  If the Funds were to write a call option based on the Advisor's expectation that the price of the underlying security would fall, but the price were to rise instead, the Funds could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Funds were to write a put option based on the Advisor's expectation that the price of the underlying security would rise, but the price were to fall instead, the Funds could be required to purchase the security upon exercise at a price higher than the current market price.
Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Funds and they may lose more than it originally invested in the derivative.
If the price of a futures contract changes adversely, the Funds may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  The Funds may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.
The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:
•	actual and anticipated changes in interest rates;
•	fiscal and monetary policies; and
•	national and international political events.
Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.
Short Sales.  While the Funds will not short securities as a principal investment strategy, the SF Group Select Growth Equities Fund may indirectly be subject to short sales risk to the extent an investment company held by the Fund shorts securities.  A short sale is a transaction in which a party sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.  When a party makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security.  The party is required to make a margin deposit in connection with such short sales; the party may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.  If the price of the security sold short increases between the time of the short sale and the time the party covers the short position, the party will incur a loss; conversely, if the price declines, the party will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  Typically, a Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.
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Options.  The Funds and invest may purchase and write put and call options on securities.  The purchase and writing of options involves certain risks.  During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the entire investment in the option will be lost.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when an option position is closed out.  Furthermore, if trading restrictions or suspensions are imposed on the options market, it may not be possible to close out a position.
A Fund may write a call or put option only if the option is "covered" by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option.  A written call option creates a potential obligation to sell the underlying security.  In order to make sure that this obligation can be met, a Fund could (i) hold the security underlying the written option; (ii) hold an offsetting call option (one with a strike price that is the same or lower than the strike price of the written option); or (iii) segregate cash and liquid securities (which can be cash, U.S. Government securities, and other liquid debt or equity securities) that when added to collateral on deposit equals the market value of the underlying security.  A written put option creates a potential obligation to buy the underlying security.  In order to make sure that this obligation can be met, a Fund could (i) hold an offsetting put option (one with a strike price that is the same or higher than the strike price of the written option); or (ii) segregate cash and liquid securities that when added to collateral on deposit equals the strike price of the option.
Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission (CFTC).  No purchase price is paid or received when the contract is entered into.  Instead, the Funds or investment companies in which the Funds invest, upon entering into a futures contract (and to maintain the open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin."  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Funds or investment companies in which the Funds invest.  These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market."  The Funds are expected to earn interest income on initial and variation margin deposits.
The Funds will incur brokerage fees when they purchase and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Funds and investment companies in which the Funds invest will usually be liquidated in this manner, the Funds and investment companies in which the Funds invest may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.
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In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission.  Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account  (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  However, segregation of assets is not required if a Fund "covers" a long position.  For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).
To the extent a Fund invests in derivatives subject to regulation by the Commodity Futures Trading Commission ("CFTC"), such as futures and options on futures, it will do so in accordance with Regulation 4.5 under the Commodity Exchange Act ("CEA").  In order to claim the Rule 4.5 exemption, a Fund would be significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).
Swaps.  The Funds may invest in swap agreements.  A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another.  The parties agree to exchange to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (the notional value of the agreement) with the payments calculated with reference to a specified asset, reference rate, or index.  Swaps allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.  For purposes of calculating the NAV, the Funds will price swaps at their market value based on prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.
The Funds may use swaps for both speculative and hedging purposes.  Swaps can be used as part of a strategy that is intended to reduce a Fund's exposure to various risks or as a substitute for taking a direct position in the underlying asset.  The Funds may use swaps to limit or manage exposure to fluctuations in interest rates, currency exchange rates, or potential defaults by credit issuers.  The Funds may also attempt to enhance returns by investing in total return swaps.  A total return swap provides a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty.  For example, the Fund may agree to pay a counterparty the total return earned or realized on the notional amount of a particular stock and any dividends declared with respect to that stock. In return, the Fund would make payments based on the notional amount calculated at the specified rate and would be required to pay amounts resulting from a decline in the value of the stock.
Most swaps provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund's current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the Fund and the counterparty. During the term of a swap, the Fund is usually required to pledge to the counterparty, from time to time, an amount of cash or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments.
Since a swaps transaction can result in a loss greater than the amount invested, the Funds will comply with guidance from the staff of the Securities and Exchange Commission regarding asset coverage requirements, including Investment Company Act Release No. 10666 (Apr. 18, 1979), that require a Fund to segregate assets or otherwise "cover" its positions in a manner that limits the Fund's risk of loss.  In particular, each Fund will ensure that its potential obligations with respect to the swap will be met by segregating liquid assets (which can be cash, U.S. Government securities, and other liquid debt or equity securities) on the Fund's books or in a segregated account at the Fund's custodian.  For swaps that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of swaps, the segregated amount is the notional value of the contract.
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The use of swaps subjects the Funds to the risk of default by the counterparty.  A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction, although bankruptcy and insolvency laws could affect a Fund's rights as a creditor.   Additionally, the use of credit default swaps can result in losses if the Advisor does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based.
Because swaps are two-party contracts, they may subject the Funds to liquidity risk. If a swap is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swaps they trade. Participants could refuse to quote prices for swaps or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell.
Swaps are highly specialized instruments, and their use involves investment techniques and risks different from those associated with other traditional investments. The use of swaps requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  Whether the Funds will be successful in using swaps to achieve its investment goals depends on the ability of the Advisor to correctly forecast future market trends or the values of assets, reference rates, indexes, or other economic factors when establishing swap positions.
Liquidity Impact of Margin and Segregation Requirements.  Although the Funds will segregate cash and liquid assets in an amount sufficient to cover its open obligations with respect to written options and short sales, the segregated assets will be available to the Funds immediately upon closing out the positions, while settlement of securities transactions could take several days. However, because the Funds' cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Funds' returns could be diminished due to the opportunity losses of foregoing other potential investments.
Investment Companies.  The Funds may invest in securities of other investment companies, including, without limitation, money market funds and exchange traded funds.  The Funds' investments in such securities involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, the Funds will be prevented from: 1) purchasing more than 3% of an investment company's (including ETFs) outstanding shares; 2) investing more than 5% of a Fund's assets in any single such investment company, and 3) investing more than 10% of a Fund's assets in investment companies overall;  unless: (i) the underlying investment company and/or the applicable Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.  In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Fund may invest in other investment companies, including open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.  Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Funds under Section 12(d)(1)(F), then the Funds will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.  Investments by the Funds in other investment companies entail a number of risks unique to a fund of funds structure.  These risks include the following:
Multiple Layers of Fees.  By investing in other investment companies indirectly through the Funds, prospective investors will directly bear the fees and expenses of the Funds' Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies' managers as well.  As such, this multiple or duplicative layer of fees will increase the cost of investments in the Funds.
Lack of Transparency.  The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor.  The Funds have no control over the risks taken by the underlying investment companies in which they invest.
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Valuation of Investment Companies.  Although the Advisor will attempt to review the valuation procedures used by other investment companies' managers, the Advisor will have little or no means of independently verifying valuations of the Funds' investments in investment companies and valuations of the underlying securities held by other investment companies.  As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies' managers.  In the event that such valuations prove to be inaccurate, the NAV of the Funds could be adversely impacted and an investor could incur a loss of investment in the Funds.
Illiquidity of Investments By and In Other Investment Companies.  Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists.  The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale.  Further, the Funds may not be able to redeem their interests in other investment companies' securities that it has purchased in a timely manner.  If adverse market conditions were to develop during any period in which the Funds are unable to redeem interests in other investment companies, the Funds may suffer losses as a result of this illiquidity.  As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies.  Any such losses could adversely affect the value of the Funds' investments and an investor could incur a loss of investment in the Funds.
Lack of Control.  Although the Funds and the Advisor will evaluate regularly each Portfolio Fund to determine whether such Portfolio Fund's investment program is consistent with each respective Fund's investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  Even though each Portfolio Fund is subject to certain constraints, the investment advisor to each such Portfolio Fund may change aspects of their investment strategies at any time.  The Advisor will not have the ability to control or influence the composition of the investment portfolio of any Portfolio Fund.
Lack of Diversification.  There is no requirement that the underlying investments held by other investment companies be diversified.  As such, other investment companies' managers may target or concentrate other investment companies' investments in specific markets, sectors, or types of securities.  As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments.  Thus, the Funds' portfolios (and by extension the value of an investment in the Funds) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.
Use of Leverage.  The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments.  When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the net asset value of the shares of the other investment companies and in the return on the other investment companies' investments.  Borrowing will also cost other investment companies interest expense and other fees.  As such, the value of the Funds' investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified.  As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of the Funds' investments and an investor could incur a loss of investment in the Funds.
Exchange Traded Funds.  The Funds (particularly the SF Group Select Growth Equities Fund) may invest in exchange traded funds ("ETF").  An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF presents the same risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded).  In addition, all ETFs will have costs and expenses that will be passed on to the Funds and these costs and expenses will in turn increase the Funds' expenses.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF's shares may trade at a discount to the ETF's net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the Funds' net asset values; (ii) an active trading market for an ETF's shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or "circuit breakers" (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF's stock.  ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.  Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Funds may acquire.
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Portfolio Turnover.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund's portfolio change during a year's time.  Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.  The Funds may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions.  Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds.  High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains.  If the Funds realize capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.
Illiquid Investments.  The Funds may hold up to 15% of net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  This restriction is not limited to the time of purchase.  Under the supervision of the Board of Trustees of the Trust (the "Board" or "Trustees"), the Advisor determines the liquidity of the Funds' investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Funds' investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities and may dispose of some securities even though it may be disadvantageous from an investment standpoint at that time.  However, the Fund will not dispose of illiquid securities if the Advisor or Sub-Advisor determines that doing so would not be in the best interests of the Fund.  Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.
Restricted Securities.  Within its limitation on investment in illiquid securities, the Funds may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Funds may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Funds may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Funds might obtain a less favorable price than prevailed when it decided to seek registration of the security.  Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933 and are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.
Forward Commitment and When-Issued Securities.  The investment companies in which the Funds invest may purchase securities on a when-issued basis or for settlement at a future date if they hold sufficient assets to meet the purchase price.  In such purchase transactions, the investment company will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the investment company will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although investors generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, they may sell such a security prior to the settlement date if such action is believed to be appropriate.  In such a case, an investor could incur a short-term gain or loss.
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Repurchase Agreements.  A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), and it then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale normally will occur within one to seven days of the purchase.  Repurchase agreements are considered "loans" under the Investment Company Act of 1940, collateralized by the underlying security.  The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  The Advisor will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Funds will retain or attempt to dispose of the collateral.  The Funds' risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.  The Funds will not invest in reverse repurchase agreements.
Lending of Portfolio Securities.  In order to generate additional income, the Funds may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board of Trustees.  In determining whether the Funds will lend securities, the Advisor will consider all relevant facts and circumstances.  The Funds may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities, or equivalent collateral.  The Funds might experience a loss if the borrower defaults on the loan.
The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral.  While the loan is outstanding, the borrower will pay the Funds any interest paid on the loaned securities, and the Funds may invest the cash collateral to earn additional income.  Alternatively, the Funds may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral.  It is anticipated that the Funds may share with the borrower some of the income received on the collateral for the loan or the Funds will be paid a premium for the loan.  Voting rights for loaned securities will typically pass to the borrower, but the Funds will retain the right to call any security in anticipation of a vote that the Advisor deems material to the security on loan.  Loans are subject to termination at the option of the Funds or the borrower at any time.  The Funds may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents.  This risk is increased when the Funds' loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers the Funds may use, and the Funds may lend securities to only one or a small group of borrowers.  Mutual Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.
Borrowing.  The Funds may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Such borrowing may make the Funds' NAV more volatile than funds that do not borrow for investment purposes because leverage magnifies changes in the Funds' NAV and on the Funds' investments.  Although the principal of borrowings will be fixed, the Funds' assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for the Funds.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Funds will have to pay, the Funds' net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Funds will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.  Each Fund does not intend to use leverage in excess of 5% of total assets and will not make additional investments when outstanding borrowings exceed 5% of the Fund's total assets.  Any leveraging will comply with the applicable requirements of the Investment Company Act of 1940 and the guidance of no-action letters issued by the Securities and Exchange Commission, including Investment Company Act Release No. 10666 (Apr. 18, 1979).
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The Funds may also borrow money to meet redemptions or for other emergency purposes.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The Investment Company Act of 1940 requires the Funds to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Funds may be required to dispose of some portfolio holdings within three days in order to reduce the Funds' debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.  The Funds also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.
Temporary Defensive Positions.  The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds' principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Funds may hold up to 100% of their portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).  When the Funds take a temporary defensive position, the Funds may not be able to achieve their investment objectives.
INVESTMENT LIMITATIONS
Each Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A "majority" for this purpose means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares.
Fundamental Restrictions.  As a matter of fundamental policy, each Fund may not:
(1)	Issue senior securities, except as permitted by the Investment Company Act of 1940;
(2)	Borrow money, except to the extent permitted under the Investment Company Act of 1940 (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;
(3)	Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;
(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;
(5)	Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds);
(6)	Invest in commodities, except that the Fund may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;
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(7)	Make investments for the purpose of exercising control or management over a portfolio company;
(8)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, and repurchase agreements shall not be deemed to be the making of a loan;
(9)	With respect to 75% of its total assets, the Fund (except the SF Group Corporate Fixed Income Fund, the SF Group High Yield Fund and the SF Group Select Growth Equities Fund) may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies; and (iii) obligations of the United States Government, its agencies, or instrumentalities; or
(10)	Each Fund will not concentrate its investments. Each Fund's concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of each Fund's total assets.
Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act of 1940 generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.
The Funds are allowed to pledge, mortgage, or hypothecate assets up to the amounts allowable under the Investment Company Act of 1940, which presently allows an investment company to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
The Funds will not make additional investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.
For purposes of the Funds' concentration policy, investments in other investment companies are not considered an investment in any particular industry or group of industries.  The Funds will not be concentrated in securities of issuers of a particular industry or group of industries if the portfolio securities of the other investment companies in which the Fund invests were deemed to be owned directly by the Fund rather than such other investment companies.  In determining the exposure of each Fund to a particular industry for purposes of the fundamental investment restriction on concentration, the Funds currently use Standard & Poor's Global Industry Classification Standard (GICS) in order to classify industries.
With respect to Funds with an 80% investment requirement pursuant to Rule 35d-1 under the Investment Company Act, other investment companies in which a Fund invests for purposes of compliance with the 80% investment requirement must also have a similar 80% investment requirement.  Accordingly, an investment company in which the SF Group High Yield Fund, SF Group Corporate Fixed Income Fund, SF Group Multi-Sector Fixed Income Fund  and SF Group Short Duration Fixed Income Fund invest for purposes of compliance with the 80% investment requirement must invest at least 80% of such investment company's net assets, plus borrowings for investment purposes, in high yield securities, corporate issuers, fixed income securities and short duration securities (as further defined in each Fund's prospectus), respectively.   In addition, the Funds will invest so that they will not violate the 80% investment requirement if the portfolio securities of the other investment companies in which the Fund invests were deemed to be owned directly by the Fund rather than such other investment companies.
With respect to the fundamental investment restrictions above (other than those involving senior securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).
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PORTFOLIO TRANSACTIONS
Subject to the general supervision of the Trustees, the Sub-Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds with oversight provided by the Advisor.  The Sub-Advisor shall manage the Funds' portfolios in accordance with the terms of the Investment Sub-Advisory Agreement by and between the Advisor and the Sub-Advisor, which is described in detail under "Management and Other Service Providers – Investment Sub-Advisor."  The Sub-Advisor serves as investment advisor or sub-advisor for a number of client accounts, including the Funds.  Investment decisions for each Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Sub-Advisor.
Brokerage Selection. The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  The Sub-Advisor may not give consideration to sales of shares of the Funds as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Sub-Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Funds' shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.  In selecting brokers to be used in portfolio transactions, the Sub-Advisor's general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Sub-Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Sub-Advisor's past experience with similar trades, and other factors that may be unique to a particular order.  Recognizing the value of these discretionary factors, the Sub-Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  At this time, the Sub-Advisor does not contemplate selected broker-dealers with whom the Sub-Advisor may be affiliated, as determined under the 1940 Act.  In the event, the Sub-Advisor seeks to select an affiliated broker-dealer, the Board will adopt procedures pursuant Rule 17e-1 under the 1940 Act that permits such a selection.
Under Section 28(e) of the Securities Exchange Act of 1934 and the Investment Sub-Advisory Agreement, the Sub-Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Sub-Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Sub-Advisor to determine and track investment results; and trading systems that allow the Sub-Advisor to interface electronically with brokerage firms, custodians, and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases.  In some instances, research products or services received by the Sub-Advisor may also be used by the Sub-Advisor for functions that are not research related (i.e. not related to the making of investment decisions).  Where a research product or service has a mixed use, the Sub-Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.
The research and investment information services described above make available to the Sub-Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Sub-Advisor in connection with advisory clients other than the Funds and not all such services may be useful to the Sub-Advisor in connection with the Funds.  Although such information may be a useful supplement to the Advisor's own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Sub-Advisor in the performance of its services under the Investment Sub-Advisory Agreement and will not reduce the management fees payable to the Sub-Advisor by the Funds.
The Funds may invest in securities traded in the over-the-counter market.  In these cases, the Funds may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction.  The Funds may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.
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The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Funds will engage in this practice, however, only when the Sub-Advisor, in its sole discretion, believes such practice to be otherwise in the Funds' interest.
Aggregated Trades. While investment decisions for the Funds are made independently of the Sub-Advisor's other client accounts, the Sub-Advisor's other client accounts may invest in the same securities as the Funds.  To the extent permitted by law, the Sub-Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Sub-Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.
Portfolio Turnover.  The annualized portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Funds may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Funds due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.
DESCRIPTION OF THE TRUST
The Trust, which is a statutory trust organized under Delaware law on May 13, 2009, is an open-end management investment company.  The Trust's Declaration of Trust ("Trust Instrument") authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently consists of twenty-eight series: the Rx Dynamic Growth Fund, Rx Dynamic Total Return Fund, Rx Non Traditional Fund, Rx High Income Fund, Rx Traditional Equity Fund, Rx Traditional Fixed Income Fund, Rx Tactical Rotation Fund, Rx Tax Advantaged Fund, Rx Dividend Income Fund, and Rx Premier Managers Fund and, Rx Fundamental Growth Fund managed by FolioMetrix, LLC; the Goodwood SMID Cap Discovery Fund managed by Goodwood Advisors, LLC; the QCI Balanced Fund managed by QCI Asset Management, Inc.; the Arin Large Cap Theta Fund managed by Arin Risk Advisors, LLC; the Crescent Large Cap Macro Fund, Crescent Mid Cap Macro Fund, and Crescent Strategic Income Fund managed by Greenwood Capital Associates, LLC; the Matisse Discounted Closed-End Fund Strategy managed by Deschutes Portfolio Strategies; the Roumell Opportunistic Value Fund managed by Roumell Asset Management, LLC; the SCS Tactical Allocation Fund managed by Sentinel Capital Solutions, Inc.; the Sector Rotation Fund managed by Navigator Money Management, Inc.; the Sirius S&P Strategic Large-Cap Allocation Fund managed by Sirius Funds Advisors, Inc.; and the SF Group Core Plus Fund, SF Group Corporate Fixed Income Fund, SF Group High Yield Fund, SF Group Multi-Sector Fixed Income Fund, SF Group Short Duration Fixed Income Fund, and the SF Group Select Growth Equities Fund managed by SF Advisors, LLC. The shares of the Funds (except for the Sector Rotation Fund, the SCS Tactical Allocation Fund, the SF Group of funds, and the Sirius S&P Strategic Large-Cap Allocation Fund) are divided into two classes which are described in the Prospectus: Institutional Class Shares and Advisor Class Shares.  Additional series and/or classes may be created from time to time.  The number of shares of each series in the Trust shall be unlimited.  When issued for payment as described in the Funds' prospectus and this Statement of Additional Information, shares of the Funds will be fully paid and non‑assessable and shall have no preemptive rights.  The Trust normally does not issue share certificates.
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In the event of a liquidation or dissolution of the Trust or an individual series, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.
Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series‑by‑series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  The Trust has adopted a Rule 18f-3 Multi-class Plan for certain series that contain the general characteristics of and conditions under which such series may offer multiple classes of shares.  Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of shareholders can only be modified by a majority vote.
When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.
Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.
The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the Investment Company Act of 1940.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.
The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee's bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.
MANAGEMENT AND OTHER SERVICE PROVIDERS
The Trustees are responsible for the management and supervision of the Funds.  The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor, Sub-Advisor and the Funds; and oversee activities of the Funds.  This section of the Statement of Additional Information provides information about the persons who serve as Trustees and officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.
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Trustees and Officers.  Following are the Trustees and officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years.  Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with either the Trust or the Advisor are indicated in the table.  The address of each Trustee and officer of the Trust, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.
Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Michael G. Mosley Age: 62	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	28	None.
Theo H. Pitt, Jr. Age: 78	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	28
Independent Trustee of World Funds Trust for its twelve series, Gardner Lew Investment Trust for its two series, Vertical Capital Investors Trust for its two series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

James H. Speed, Jr. Age: 61	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003.	28
Independent Trustee of the Brown Capital Management Mutual Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Centaur Mutual Funds Trust for its one series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of Nottingham Investment Trust II for its four series from 2000 until 2010 and New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 55	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	28	None.
Other Officers
D. Jerry Murphey Age: 56 821 Pacific Street Omaha, Nebraska 68108	President (RiskX Funds)	Since 7/09	Manager, President, and CEO of FolioMetrix, LLC (advisor to the RiskX Funds) since 2009; principal of Uptrade Research Associates, LLC (investment research) since 2009.	n/a	n/a
Julie M. Koethe Age: 34 821 Pacific Street Omaha, Nebraska 68108	Treasurer (RiskX Funds)	Since 4/10
Chief Operating Officer of FolioMetrix, LLC (advisor to the RiskX Funds) since 2010; Insurance Accounting Supervisor for Applied Underwriters (workers compensation and payroll service provider) from 2003-2010.
				n/a	n/a
James C. Roumell Age: 53 2 Wisconsin Circle Suite 660 Chevy Chase, MD 20815	President (Roumell Opportunistic Value Fund)	Since 9/10	President of Roumell Asset Management, LLC (advisor to the Roumell Opportunistic Value Fund) since 1998.	n/a	n/a
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Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Craig L. Lukin Age:47 2 Wisconsin Circle Suite 660 Chevy Chase, MD 20815	Treasurer (Roumell Opportunistic Value Fund)	Since 9/10	Chief Operating Officer and Chief Compliance Officer of Roumell Asset Management, LLC since 2007.	n/a	n/a
Mark Anthony Grimaldi Age: 52 1207 Route 9 Suite 10 Wappingers Falls, NY 12590	President and Treasurer (Sector Rotation Fund)	Since 4/11
President of Grimaldi Portfolio Solutions, Inc. (advisor to the Sector Rotation Fund) since 1996; Vice President of The Prestige Organization, Inc. since 1996; and Co-Fund Manager of ETF Market Opportunity Fund (formerly Navigator Fund) from 2008-2009.
				n/a	n/a
Cort F. Meinelschmidt Age: 36 38 S. Potomac Street Suite 304 Hagerstown, MD 21740	President and Treasurer (SCS Tactical Allocation Fund)	Since 10/11
President of Sentinel Capital Solutions, Inc. (advisor to the SCS Tactical Allocation Fund) since 2011; Financial Advisor for Centra Financial Services/LPL (investment services) from 2010-2011; Financial Advisor for Edward Jones (investment services) from 2004-2010.
				n/a	n/a
J. Philip Bell Age: 61 P.O. Box 3181 Greenwood, SC 29648	President (Crescent Funds)	Since 10/11	President and Chief Compliance Officer of Greenwood Capital Associates, LLC (advisor to the Crescent Funds) since 1985.	n/a	n/a
Walter B. Todd III Age: 43 P.O. Box 3181 Greenwood, SC 29648	Treasurer (Crescent Funds)	Since 7/13	Chief Investment Officer of Greenwood Capital Associates, LLC (advisor to the Crescent Funds) since 2002.	n/a	n/a
Joseph DeSipio Age: 49 200 Four Falls Suite 211 1001 Conshohocken State Road West Conshohocken, PA 19428	President (Arin Funds)	Since 3/12	Co-Founder and Chief Market Strategist of Arin Risk Advisors, LLC (advisor to the Arin Funds) since 2009 and President of Vector Capital Management, Inc. since 1993.	n/a	n/a
Lawrence Lempert Age: 47 200 Four Falls Suite 211 1001 Conshohocken State Road West Conshohocken, PA 19428	Treasurer (Arin Funds)	Since 3/12	Trading Director of Arin Risk Advisors, LLC (advisor to the Arin Funds) since 2009 and Chief Compliance Officer since 2011; Managing member of Bullock Capital, LLC (securities brokerage) since 2014.	n/a	n/a
Bryn H. Torkelson Age: 58 4949 Meadows Road Suite 200 Lake Oswego, OR 97035	President (Matisse Discounted Closed-End Fund Strategy)	Since 5/12
President and Chief Compliance Officer of Deschutes Portfolio Strategies, LLC (advisor to the Matisse Discounted Closed-End Fund Strategy) since 2010, President of Deschutes Investment Advisors, Inc. (investment management) since 1998.
				n/a	n/a
21

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Ryan D. Thibodeaux Age: 36 450 Laurel Street Suite 2150 Baton Rouge, LA 70801	President and Treasurer (Goodwood SMID Cap Discovery Fund)	Since 10/213
President and Managing Member of Goodwood Advisors, LLC (advisor to the Goodwood SMID Cap Discovery Fund) since 2012, President and Managing Member of Goodwood Capital Management, LLC (investment management) since 2013. Previously, Portfolio Manager of Commonwealth Advisors, Inc. (investment management) from 1/2012 until 5/2012 and Partner at Andreeff Equity Advisors, LLC from 2002 until 2011.
				n/a	n/a
H. Edward Shill, CFA Age: 52 40A Grove Street Pittsford, NY 14534	President (QCI Balanced Fund)	Since 12/13	Chief Compliance Officer at QCI Asset Management since 1992.	n/a	n/a
Gerald Furciniti Age: 38 40A Grove Street Pittsford, NY 14534	Treasurer (QCI Balanced Fund)	Since 12/13	Portfolio Manager and Senior Equity Analyst at QCI Asset Management since 2001.	n/a	n/a
Constance D. Russello Age: 51 PO Box 277 Lovettsville, VA 20180	President and Treasurer (Sirius S&P Strategic Large-Cap Allocation Fund)	Since 1/14	Chief Financial Officer of ARES Engineering Inc. from 2002-2014; Owner of RBS Construction, LLC from 2009-2012.	n/a	n/a
Sergio E. Sotolongo Age: 59 110 Allen Road Suite 302 Basking Ridge, NJ 07920	President (SF Group Funds)	Since 8/14	President and Managing Member of SF Advisors, Inc. since 2012; Chairman and Chief Executive Officer of Student Funding Group, LLC since 2006.	n/a	n/a
Melanie J. Iuliano Age: 58 110 Allen Road Suite 302 Basking Ridge, NJ 07920	Treasurer (SF Group Funds)	Since 8/14	Controller for SF Group LTD since 2014; Senior Cost Analyst for Clondalkin Group, LLC; Controller for Capstone Advisory Group, LLC.	n/a	n/a
Katherine M. Honey Age: 41	Secretary	Since 10/13	EVP of The Nottingham Company since 2008.	n/a	n/a
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Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Ashley E. Harris Age: 30	Treasurer (Matisse Discounted Closed-End Fund Strategy) and Assistant Treasurer of the Trust	Since 1/14	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
John Canning Age: 43	Chief Compliance Officer	Since 8/14	Managing Director, Cipperman Compliance Services, LLC (2011-present). Formerly, Director of Mutual Fund Administration of Nationwide Fund Group (2008-2011).	n/a	n/a
The Board met seven times during the fiscal year ended April 30, 2014.  Each Trustee attended all of the Board meetings.
Board Structure.  The Trust's Board of Trustees includes four independent Trustees, one of which, Mr. Speed, is Chairman of the Board of Trustees.  The Board has established several standing committees: the Audit Committee, Nominating Committee, Proxy Voting Committee, Governance Committee, and Qualified Legal Compliance Committee.  These standing committees are comprised entirely of the Independent Trustees.  Other information about these standing committees is set forth below.  The Board has determined that the Board's structure is appropriate given the characteristics, size, and operations of the Trust.  The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management.  The Board reviews its structure annually.
With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year.  The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund's advisor, administrator, transfer agent, and distributor, and receives an annual report from the Trust's Chief Compliance Officer ("CCO").  The Audit Committee also meets with the Trust's independent registered public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Trust's financial reporting function.  When appropriate, the Board may hold special meeting or communicate directly with Trust management, the CCO, the Trust's third party service providers, legal counsel, or independent public accountants to address matters arising between regular board meeting or needing special attention.  In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.
Qualification of Trustees.  The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board's function and the Trust's business and structure, and has determined that each Trustee possesses experience, qualifications, attributes, and skills that enable the Trustee to be an effective member of the Board.
Mr. Mosley has had business experience as an owner of a real estate company.  Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a Partner of a real estate partnership and as an Account Administrator for a money management firm.  Mr. Speed also has experience as an investor as trustee of several other investment companies and business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.  Mr. Strandberg also has investment experience as a former trustee of another investment company and business experience as President of an insurance and property management company.
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The Board has determined that each of the Trustees' careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board's functions and oversight of the Trust.
Trustee Standing Committees.  The Trustees have established the following standing committees:
Audit Committee.  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met four times during the fiscal year ended April 30, 2014.
Nominating Committee.  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The Nominating Committee meets only as necessary and did not meet during the fiscal year ended April 30, 2014.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.
Proxy Voting Committee.  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should vote, if called upon by the Board or the Advisor or Sub-Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor or Sub-Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor or Sub-Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the fiscal year ended April 30, 2014.
Governance Committee. The Independent Trustees are the current members of the Governance Committee.  The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually, but may also meet as often as necessary to carry out its purpose.  The Governance Committee met twice during the fiscal year ended April 30, 2014.
Qualified Legal Compliance Committee.  The Independent Trustees are the current members of the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the fiscal year ended April 30, 2014.
Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of valuation date of December 31, 2013 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies*
Michael G. Mosley	SF Group Core Plus Fund	A
	SF Corporate Fixed Income Fund	A
	SF Group High Yield Fund	A
	SF Group Multi-Sector Fixed Income Fund	A
	SF Group Short Duration Fixed Income Fund	A
	SF Group Select Growth Equities Fund	A
A
Theo H. Pitt, Jr.	SF Group Core Plus Fund	A
	SF Corporate Fixed Income Fund	A
	SF Group High Yield Fund	A
	SF Group Multi-Sector Fixed Income Fund	A
	SF Group Short Duration Fixed Income Fund	A
	SF Group Select Growth Equities Fund	A
A
James H. Speed, Jr.	SF Group Core Plus Fund	A
	SF Corporate Fixed Income Fund	A
	SF Group High Yield Fund	A
	SF Group Multi-Sector Fixed Income Fund	A
	SF Group Short Duration Fixed Income Fund	A
	SF Group Select Growth Equities Fund	A
A
J. Buckley Strandberg	SF Group Core Plus Fund	A
	SF Corporate Fixed Income Fund	A
	SF Group High Yield Fund	A
	SF Group Multi-Sector Fixed Income Fund	A
	SF Group Short Duration Fixed Income Fund	A
	SF Group Select Growth Equities Fund	A
A
*Includes all the funds of the Trust managed by the Advisor.
Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2014, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Sub-Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.
Compensation.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Independent Trustees receive $2,000 per Fund each year.  The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings.  The following compensation is based on figures for the fiscal year ended April 30, 2014.  Each of the Trustees serves as a Trustee to all series of the Trust, including the Funds.
Name of Trustee	Aggregate Compensation From each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Independent Trustees
Michael G. Mosley	$2,000	None	None	$38,758
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Name of Trustee	Aggregate Compensation From each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Theo H. Pitt, Jr.	$2,000	None	None	$38,758
James H. Speed, Jr.	$2,000	None	None	$38,758
J. Buckley Strandberg	$2,000	None	None	$38,758
Codes of Ethics.  The Trust, Advisor and Sub-Advisor each have adopted a code of ethics, as required under Rule 17j-1 of the Investment Company Act of 1940, which is designed to prevent affiliated persons of the Trust, Advisor and Sub-Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to each such code of ethics).  There can be no assurance that the codes will be effective in preventing such activities.  The codes permit employees and officers of the Trust,  Advisor and Sub-Advisor to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the Sub-Advisor's code requires that portfolio managers and other investment personnel of the Sub-Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the Trust's, Advisor's and Sub-Advisor's code of ethics.
Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities.  The Trust's Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Funds' service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.
Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Sub-Advisor, overseen by the Advisor, the authority to vote proxies for the Funds, subject to oversight by the Trustees.  Copies of the Trust's Proxy Voting and Disclosure Policy, the Advisor's Proxy Voting Policy and Procedures and the Sub-Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information.  No later than August 31st of each year, the Funds will file Form N-PX stating how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended April 30th.  Information regarding how the Funds voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Funds at 1-800-773-3863; and (ii) on the SEC's website at http://www.sec.gov.
Principal Holders of Voting Securities.  As of December 31, 2014, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) none of the then outstanding shares of the Funds. On that same date, the following shareholders owned of record more than 5% of the outstanding shares of the Funds.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of February 28, 2015.
SF Group Core Plus Fund
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None

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SF Group Corporate Fixed Income Fund
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None

SF Group High Yield Fund
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None

SF Group Multi-Sector Fixed Income Fund
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None

SF Group Short Duration Fixed Income Fund
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None

SF Group Select Growth Equities Fund
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None

Investment Advisor.  Information about the Advisor, SF Advisors, of 110 Allen Road, Suite 302, 3rd Floor, Basking Ridge, New Jersey 07920, and its duties and compensation as Advisor is contained in the Funds' prospectus.  The Advisor is controlled by Sergio Sotolongo, its managing member.  The Advisor supervises the Funds' investments pursuant to the Investment Advisory Agreement.  The Investment Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party.  The Investment Advisory Agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by the Advisor.  The Investment Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as such term is defined in the Investment Company Act of 1940.
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Under the Investment Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Investment Advisory Agreement.
As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on the Fund's average daily net assets at the following annual rates:
Fund	Rate
SF Group Core Plus Fund	0.55%
SF Group Corporate Fixed Income Fund	0.65%
SF Group High Yield Fund	0.70%
SF Group Multi-Sector Fixed Income Fund	0.65%
SF Group Select Growth Equities Fund	1.00%
SF Group Short Duration Fixed Income Fund	0.25%

Investment Sub-Advisor.  Information about Logan Circle Partners, L.P. and its duties and compensation as Sub-Advisor to the Funds is contained in the Funds' prospectus.  The Sub-Advisor is a wholly-owned subsidiary of Fortress Investment Group LLC.  The Sub-Advisor assists the Advisor in supervising the Fund's investments pursuant to the Investment Sub-Advisory Agreement.  The Investment Sub-Advisory Agreement is effective for an initial two-year period and will be renewed for a period of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are neither parties to the Investment Sub-Advisory Agreement nor interested persons of any such party, or by vote of a majority of the Funds' outstanding voting securities.  The Investment Sub-Advisory Agreement is terminable without penalty on 60-days' notice by the Trustees, by the Advisor or Sub-Advisor, or by vote of a majority of the outstanding voting securities of the Fund.  The Investment Sub-Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as such term is defined in the Investment Company Act of 1940.
The Sub-Advisor manages the Funds' investments in accordance with the stated policies of the Funds, subject to oversight by the Advisor and the approval of the Trustees.  The Sub-Advisor, subject to the oversight of the Sub-Advisor, is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.
Under the Investment Sub-Advisory Agreement, the Sub-Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Investment Sub-Advisory Agreement, except: a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Advisor in the performance of its duties; or a loss resulting from the Sub-Advisor's reckless disregard of its duties and obligations under the Agreement.
As full compensation for the sub-advisory services provided to the Funds, the Sub-Advisor receives monthly compensation from the Advisor based on the Fund's average daily net assets at the following annual rates:
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Fund	Rate
SF Group Core Plus Fund	0.18%
SF Group Corporate Fixed Income Fund	0.25%
SF Group High Yield Fund	0.35%
SF Group Multi-Sector Fund	0.25%
SF Group Select Growth Equities Fund	0.50%
SF Group Short Duration Fixed Income Fund	0.125%

Portfolio Managers. Andrew Kronschnabel, CFA and Alfio Leone IV, CFA are the portfolio management team for the SF Group Core Plus Fund.  Mr. Kronschnabel is also the portfolio manager for the SF Group Core Plus Fund.  Timothy L. Rabe, CFA is the portfolio manager for the SF Group High Yield Fund.  A. Todd Howard, CFA, Mr. Kronschnabel, Mr. Leone, Scott Moses, CFA, and Mr. Rabe are the portfolio management team for the SF Group Multi-Sector Fixed Income Fund.  Scott Pavlak, CFA and Peter Mahoney are the portfolio management team for the SF Group Short Duration Fixed Income Fund.  David G. Shell, CFA with the support of Co-Portfolio Managers Scott Kolar, CFA and Joseph Hudepohl, CFA, is the portfolio manager of the SF Group Select Growth Equities Fund.

Compensation.  The portfolio manager's compensation varies with the general success of the Advisor as a firm.  The portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the Advisor's assets under management.  The portfolio manager's compensation is not directly linked to the Funds' performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor's distributable profits and assets under management.
Ownership of Fund Shares.  The table below shows the amount of each Fund's equity securities beneficially owned by the portfolio manager as of April 30, 2014 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.
Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
Andrew Kronschnabel	SF Group Core Plus Fund	A
	SF Group Core Plus Fund	A
	SF Group Multi-Sector Fixed Income Fund	A
Alfio Leone IV	SF Group Core Plus Fund	A
	SF Group Multi-Sector Fixed Income Fund	A
Timothy L. Rabe	SF Group High Yield Fund	A
	SF Group Multi-Sector Fixed Income Fund	A
A. Todd Howard	SF Group Multi-Sector Fixed Income Fund	A
Scott Moses	SF Group Multi-Sector Fixed Income Fund	A
Scott Pavlak	SF Group Short Duration Fixed Income Fund	A
Peter Mahoney	SF Group Short Duration Fixed Income Fund	A
David G. Shell	SF Group Select Growth Equities Fund	A
Scott Kolar	SF Group Select Growth Equities Fund	A
Joseph Hudepohl	SF Group Select Growth Equities Fund	A
Other Accounts.  In addition to the Funds, some of the portfolio managers are responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of the end of the Funds' fiscal year ended December 31, 2014.
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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Andrew Kronschnabel	10	$3,284m	2	$1,177m	31	$3,924m
Alfio Leone IV	8	$3,193m	04	$1,393m	19	$1,544m
Timothy L. Rabe	9	$1,507m	01	$5m	30	$3,692m
A. Todd Howard	5	$1,198m	11	$21m	6	$394m
Scott Moses	5	$1,198m	11	$21m	6	$394m
Scott Pavlak	3	$517m	10	$0	59	$6,423m
Peter Mahoney	3	$517m	0	$0	59	$6,423m
David G. Shell	0	$0	1	$7m	4	$24m
Scott Kolar	0	$0	1	$7m	4	$24m
Joseph Hudepohl	0	$0	1	$7m	4	$24m
Accounts with Performance-Based Advisory Fee
Andrew Kronschnabel	0	$0	0	$0	0	$0
Alfio Leone IV	0	$0	0	$0	0	$0
Timothy L. Rabe	2	$221m	0	$0	0	$0
A. Todd Howard	1	$68m	0	$0	1	$57m
Scott Moses	1	$68m	0	$0	1	$57m
Scott Pavlak	0	$0	0	$0	0	$0
Peter Mahoney	0	$0	0	$0	0	$0
David G. Shell	0	$0	0	$0	0	$0
Scott Kolar	0	$0	0	$0	0	$0
Joseph Hudepohl	0	$0	0	$0	0	$0
Conflicts of Interests.  Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.
The Sub-Advisor has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. The Sub-Advisor and/or its affiliates manage accounts certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the Funds  and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the Funds' investments could be adversely affected by the manner in which the Sub-Advisor enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Sub-Advisor may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.
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Logan has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with the Sub-Advisor's duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. The Sub-Advisor will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of the Sub-Advisor permits a fair and equitable allocation over time.
The Sub-Advisor will manage the Funds and other client accounts in accordance with their respective investment objectives and guidelines. As a result, the Sub-Advisor may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice the Sub-Advisor may give to the Ultra Short Duration Bond Fund, or may involve a different timing or nature of action than with respect to the Ultra Short Duration Bond Fund. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the Funds may differ significantly from the results achieved by the Sub-Advisor for other client accounts.
The Sub-Advisor and its subsidiaries (collectively, "Logan Circle Parties") are wholly owned by Fortress, which is a global investment management firm listed on the New York Stock Exchange. As used in herein "Fortress Parties" means Fortress affiliates, excluding Logan Circle Parties. The investment activities of Fortress Parties are separate from Logan Circle Parties. Fortress has adopted policies and procedures to establish and maintain an information barrier between Fortress and Logan Circle Parties (the "Information Barrier") that are designed to establish a wall between the Sub-Advisor and the Fortress Parties for the purpose of (1) shielding the Sub-Advisor and the Fortress Parties and their respective personnel from material nonpublic information that may be in their possession from time to time on the opposite side of the Information Barrier, and (2) to prevent coordinated investment activities among the Sub-Advisor's investment professionals and Fortress Parties' investment professionals. Consequently, the Sub-Advisor and the Fortress Parties generally manage investment portfolios on a separate basis and do not exchange information concerning actual or potential investments.
Administrator.  The Trust has entered into a Fund Accounting and Administration Agreement with The Nottingham Company ("Administrator"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. The Administrator performs the following services for the Funds: (i) procures on behalf of the Trust, and coordinates with the custodian and monitors the services it provides to the Funds; (ii) coordinates with and monitors any other third parties furnishing services to the Funds; (iii) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Funds; (iv) assists or supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of the Funds required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Funds expenses and instructs the Custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Funds.
Compensation of the Administrator, which is based upon an administration fee on the average daily net assets of each Fund, is at the following annual rates: 0.100% of the Funds' first $100 million, 0.080% on the next $150 million, 0.060% on the next $250 million, and 0.050% on the next $500 million, and 0.040% on average daily net assets over $1 billion, with a monthly minimum general administration fee of $2,000.  The Administrator currently receives a monthly fund accounting fee of $2,250 per Fund for accounting and recordkeeping services with an additional fee of $750 per month for each additional class of shares plus an asset-based fee of 0.01% of the net assets of each Fund. The Administrator will also receive the following to procure and pay the custodian for the Funds: 0.02% on the first $100 million of each Funds' net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $5,000.  The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out‑of‑pocket expenses.
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Distributor.  The Funds will conduct a continuous offering of their securities.  Capital Investment Group, Inc. ("Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as the underwriter and distributor of the Funds' shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and assisting in sales of Fund shares pursuant to a distribution agreement ("Distribution Agreement") approved by the Trustees.  In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states that the Funds shall from time to time identify to the Distributor as states in which each Fund wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority.   The Distributor is entitled to receive an annual fee of $5,000 per Fund for performing certain recordkeeping, communication, and other administrative services for the Fund.  Such administrative services include the following: (i) maintaining records with respect to submissions to the Financial Industry Regulatory Authority, dealer discounts and brokerage fees and commissions, and selling agreements; (ii) maintaining an account with the National Securities Clearing Corporation's Fund/SERV System for the purpose of processing account registrations, maintaining accounts, and communicating transaction data; (iii) preparing reports for the Board of Trustees as shall be reasonably requested from time to time; and (iv) performing other services for the Trust as agreed to by the Distributor and the Trust from time to time.  The Distributor and Trust agree that the services described above are of an administrative nature and such services, as well as the fee provided in connection therewith, are not, nor are they intended to be, payment for marketing and/or distribution services related to, or the promotion of, the sale of the Funds' shares.  The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party and will terminate automatically in the event of its assignment.  The Distributor serves as exclusive agent for the distribution of the shares of the Funds.
Rule 12b-1 Plan.  The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively, the "Plans") with respect to the Advisor Class Shares.  Under the Plans, the Funds annually may expend a percentage of the average net asset value attributable to the Advisor Class Shares to finance any activity which is intended to result in the sale of those shares and the servicing of shareholder accounts with respect to those shares, provided the Trustees have approved the category of expenses for which payment is being made.  The Funds do not currently charge a 12b-1 fee.  Potential benefits of the Plans to the Funds include improved shareholder servicing, savings to a Fund in transfer agency costs, benefits to the investment process from growth and stability of assets, and maintenance of a financially healthy management organization.
The Plan is a type of plan known as a "compensation" plan because payments are made for services rendered to the Advisor Class Shares of the Fund with respect to the Advisor Class Shares of the Fund regardless of the level of expenditures made by the Distributor.  The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plan.  The Distributor has indicated that it expects its expenditures to include, without limitation, the costs of: (i) printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of Fund shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the sale of shares of the Fund; and (vi) any other activity that the Distributor determines is intended to result in the sale of Fund shares.  The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund shares.  From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.  All of the distribution expenses incurred by the Distributor and others, such as broker dealers, in excess of the amount paid by a Fund will be borne by such persons without any reimbursement from a Fund.
The Plans and the Distribution Agreement have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and the Distribution Agreement.  Continuation of the Plans and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.
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Each year the Trustees must determine whether continuation of each of the Plans is in the best interest of shareholders of the Funds and that there is a reasonable likelihood of it providing a benefit to the Funds.  The Trustees have made such a determination for the current year of operations under the Plans.  The Plans, the Distribution Agreement, and any dealer agreement with any broker/dealers (each, a "Dealer Agreement") may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or, with respect to a particular class of shares, by a majority vote of the outstanding voting stock of that class.  Any amendment materially increasing the maximum percentage payable under the Plans, with respect to a particular class of shares, must likewise be approved by a majority vote of the outstanding shares of that class, as well as by a majority vote of those Trustees who are not "interested persons."  Any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees having no interest in the Plans.  In order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans.  Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Trustees for their review.
Transfer Agent.  The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with Nottingham Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Funds.  The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.
Custodian.  UMB Bank, n.a., with its principal place of business located in Kansas City, Missouri, serves as custodian for the Funds' assets.  The custodian acts as the depository for the Funds, safekeeps their portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds' request, and maintains records in connection with its duties as custodian.  For its services, the custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of each Fund plus additional out-of-pocket and transaction expenses as incurred by the Funds.  The Custodian's compensation is subject to a minimum annual amount of $5,000 for each Fund.
Compliance Services Administrator.  The Trust has entered into a compliance services arrangement with Cipperman Compliance Services, LLC, located at 500 East Swedesford Road, Suite 104, Wayne, Pennsylvania, 19087. The Trust's Chief Compliance Officer will prepare and update the Trust's compliance manual and monitor and test compliance with the policies and procedures under the Trust's compliance manual.
Independent Registered Public Accounting Firm.  The Trustees have selected the firm of BBD, LLP to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, and prepare the Funds' federal, state, and excise tax returns.  The independent registered public accounting firm will audit the financial statements of the Funds at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent annual report will accompany the Statement of Additional Information whenever a shareholder or a prospective investor requests it.
Legal Counsel.  Baker, Donelson, Bearman, Caldwell & Berkowitz, PC serves as legal counsel to the Trust and the Funds.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Reference is made to "Purchasing Shares" and "Redeeming Shares" in the Funds' prospectus for more information concerning how to purchase and redeem shares.  The following information supplements the information regarding share purchases and share redemptions in the Funds' prospectus:
Purchases.  Shares of the Funds are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor, or the Funds directly.  Selling dealers have the responsibility of transmitting orders promptly to the Funds.  The purchase price of shares of the Funds is based on the net asset value next determined after the order is received, subject to the order being accepted by the Funds in good form.  Net asset value is normally determined at the time regular trading closes on the New York Stock Exchange on days the New York Stock Exchange is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the New York Stock Exchange closes earlier), as described under "Net Asset Value" above.  The net asset value per share of the Funds is not calculated on business holidays when the New York Stock Exchange is closed.  An order received prior to the time regular trading closes on the New York Stock Exchange will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the New York Stock Exchange will be executed at the price calculated as of that time on the next business day.
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The Funds reserve the right in its sole discretion: (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Funds and their shareholders; and (iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.
Sales Charges.  No front-end sales charge is imposed with respect to the Institutional Class Shares and Advisor Class Shares of the Funds.  A 1.00% contingent deferred sales charge is imposed with respect to Advisor Class Shares redeemed within the first year of purchase.  The Distributor may, out of its own resources and assets or through an existing financing arrangement with the Advisor, pay commissions to broker-dealers for selling Advisor Class Shares, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge if redeemed.  The Distributor may pay such broker-dealers a commission of up to 1% of the amount invested in Advisor Class Shares subject to a contingent deferred sales charge.  Should the Distributor decide to pay such commissions to broker-dealers through its existing financing arrangement with the Advisor, the financing arrangement will work as follows.  The Advisor will forward to the Distributor a payment equal to an estimated amount of commissions.  From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.  Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.
Redemptions.  The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed for other than customary weekend and holiday closings, or that trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds.  No charge is made by the Funds for redemptions other than the possible charge for wiring redemption proceeds.
Involuntary Redemptions.  In addition to the situations described in the Funds' prospectus under "Redeeming Fund Shares," the Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' prospectus from time to time or to close a shareholder's account if the Funds are unable to verify the shareholder's identity.  Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.
Other Information.  If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.
SPECIAL SHAREHOLDER SERVICES
The Funds offer the following special shareholder services:
Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their account.  When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.  As stated in the Funds' prospectus, share certificates are normally not issued.
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Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.
Purchases In Kind.  The Funds may accept securities in lieu of payment for the purchase of shares in a Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Funds, the marketability of such securities, and other factors that the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in "Purchase and Redemption Price – Determining the Funds' Net Asset Value" in the Funds' prospectus.
Systematic Withdrawal Plan.  Shareholders owning shares of a particular class with a value of $5,000 or more may establish a systematic withdrawal plan ("Systematic Withdrawal Plan") for the applicable class of shares.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly) in order to make the payments requested.  The Funds have the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Funds' prospectus, or are available by calling the Funds.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Shares – Signature Guarantees" in the Funds' prospectus).  A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  Contingent deferred sales charges will not apply to shares redeemed under this plan.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Funds upon 60-days' written notice or by a shareholder upon written notice to the Funds.  Applications and further details may be obtained by calling the Funds at 1-800-773-3863 or by writing to:
SF Group Funds
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
 Rocky Mount, NC 27803-0365
Redemptions In-Kind. The Funds do not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash.  In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f‑1 of the Investment Company Act of 1940, wherein each Fund committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.
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Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown above.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signatures of the registered owners exactly as the signatures appear on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Funds' prospectus under the heading "Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.
Employees and Affiliates of the Funds.  The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing its shareholders.  At the discretion of the Advisor, the Funds may allow investments in the Funds with a reduced minimum initial investment from its Trustees, officers, and employees; the Advisor and certain parties related thereto; including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.
Dealers.  The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Funds.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the Financial Industries Regulatory Authority.  None of the aforementioned compensation is paid directly by the Funds or their shareholders although the Distributor may use a portion of the payment it receives under the Plan to pay these expenses.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest.  Under the Funds' policy, the Funds generally will not disclose the Funds' portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Funds may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.
The Funds will make available to the public a complete schedule of the Funds' portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Funds' fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-800-773-3863.  The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Funds' Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.
The Funds may also make publicly available the complete portfolio holdings from the previous business day on web pages found at www.ncfunds.com.  The web pages can be reached selecting the link "Fund Search" found in the top right-hand corner of www.ncfunds.com.  By searching for the Funds using key words  and then selecting the link for a Fund on the Fund Search Results page, one will be led to the information page for that Fund.  Under the section entitled "Portfolio Holdings" on the web page, there will be a link to the Fund's complete portfolio holdings entitled "Click To View."  This information is generally posted at the end of each business day and remains available until new information is posted.  The Funds may also send this information to shareholders of the Funds and to mutual fund analysts and rating and trading entities; provided that the Funds will not send this information to shareholders of the Funds or analysts or rating and/or trading entities until one day after such information has been publicly disclosed on the Funds' website.  A Fund will not will post the portfolio holdings from the previous business day if the Advisor determines that daily disclosure is not in the Fund's best interests.  In such a situation, the Fund may instead disclose the portfolio holdings less frequently, such as at the end of each calendar month or quarter.
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To the extent that a Fund's portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR or Form N-Q, or by being posted to the Funds' website, such holdings may also be disclosed to any third party that requests them.
The Advisor, as well as the custodian, fund accountant and administrator, and compliance services administrator, have full daily access to the Funds' portfolio holdings.  These service providers are subject to obligations requiring them to keep non-public portfolio holdings information confidential.  In some, but not all, cases these confidentiality obligations are established by written agreements.  The Board of Trustees has concluded that the confidentiality obligations in place for these parties are adequate to safeguard the Fund from unauthorized disclosure of non-public portfolio holdings information.  In addition, the Advisor has a code of ethics that prohibits covered persons from disclosing or trading based on non-public portfolio holdings information.
The Funds' distributor, transfer agent, independent public accountants, and legal counsel have access to the Funds' portfolio holdings on an ad hoc, as needed basis.  The distributor and transfer agent are subject to written agreements that establish confidentiality obligations with respect to the Funds' portfolio holdings.  The independent public accountants and legal counsel are subject to professional obligations that require them to keep non-public portfolio holdings information confidential.  The Board of Trustees has concluded that the confidentiality obligations in place for these parties are adequate to safeguard the Fund from unauthorized disclosure of non-public portfolio holdings information.
V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), Riverside Printing, Inc., and PrinterLink Communications Group, Inc. are financial printers the Funds may engage for, among other things, the printing and/or distribution of regulatory and compliance documents.  These service providers are subject to written agreements that establish confidentiality obligations with respect to the Funds' portfolio holdings.
The Funds and their service providers may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.
The Funds currently do not provide non-public portfolio holdings information to any other third parties.  In the future, the Advisor may establish ongoing arrangements with other third parties if the Advisor determines that the Funds have a legitimate business purpose for doing so, determines that the disclosure is in the shareholders' best interest, and the recipient is subject to a duty of confidentiality.  These parties could include, by way of example, financial data processing companies that provide automated data scanning and monitoring services for the Funds, research companies that allow the Advisor to perform attribution analysis for the Funds; and the Advisor's proxy voting agent to assess and vote proxies on behalf of the Funds.  The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds' portfolio holdings information.
The Funds' policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees.  Oversight includes: (i) review and approval of the policy on disclosure of portfolio holdings as necessary, including review of the parties receiving non-public portfolio holdings information; (ii) periodic assessment of compliance in connection with a report from the Trust's Chief Compliance Officer, (iii) receipt of reports on any conflicts of interest where disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Funds' investment advisor, any principal underwriter for the Trust or an affiliated person of the Trust, and (iv) receipt of reports on any known disclosure of the Funds' portfolio holdings to unauthorized third parties.  The Funds and Advisor are obligated to report issues that arise under the policy on disclosure of portfolio holdings to the Chief Compliance Officer.  Material compliance matters must be reported to the Board of Trustees.
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NET ASSET VALUE
The net asset value and net asset value per share of each class of shares of the Funds normally is determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday), except when the New York Stock Exchange closes earlier.  The Funds' net asset value for each class of shares is not calculated on business holidays when the New York Stock Exchange is closed.  The New York Stock Exchange generally recognizes the following holidays:  New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the New York Stock Exchange will be deemed a business holiday on which the net asset value of each class of shares of the Funds will not be calculated.
The net asset value per share of each class of shares of the Funds is calculated separately by adding the value of a Fund's securities and other assets belonging to the Fund and attributable to a class of shares, subtracting the liabilities charged to the Fund and to the class of shares, and dividing the result by the number of outstanding shares of such class of shares.  "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund.  Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of shares will be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund.  Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Certain expenses attributable to a particular class of shares (such as the distribution and service fees) will be charged against that class.  Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation.  Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of the Funds are conclusive.
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Fund are valued as follows:
•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Funds.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.
•	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.
•
Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
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ADDITIONAL TAX INFORMATION
The following summarizes certain additional tax considerations affecting each Fund and its shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of each Fund, its shareholders, or any special category of shareholders.  The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action.  In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax.  Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.
Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended ("Code"), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities, currencies and net income derived from an interest in a qualified publicly traded partnership.  Any income derived by a series from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.
An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.
Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals.  For tax years beginning after December 31, 2002, the long-term capital gains rate for individual taxpayers is currently at a rate of 15% for individuals who are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than $400,000 ($450,000 for married filing jointly) and at 20% for most individuals whose taxable income is more than $400,000.  Some, but not all, of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.
Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Funds as qualifying for the DRD.
If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares.  All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.
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For tax years beginning after December 31, 2012 and after, certain individuals, estates and trusts must pay a 3.8% Medicare surtax on "net investment income" including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions.  Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.
Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.
Each series of the Trust, including each Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.
To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder's gross income for the taxable year in which the shareholder receives the distribution.  However, if the Funds declare a dividend in October, November, or December but pay it in January, it will be taxable to shareholders as if they received it in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.
A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.
If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning after December 31, 2002, to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.
The Funds must report cost basis information to the Internal Revenue Service on Form 1099-B for any sale of shares purchased in non-retirement accounts after January 1, 2012.  Registered investment companies must select a default cost basis calculation method and apply that method to reportable sales of shares unless an alternate Internal Revenue Service approved method is specifically elected in writing by the shareholder.  Average cost, which is the mutual fund industry standard, has been selected as the Funds' default cost basis calculation method.  If a shareholder determines that an Internal Revenue Service approved cost basis calculation method other than the Funds' default method of average cost is more appropriate, the shareholder must contact the Funds at the time of or in advance of a reportable sale of shares that are to be subject to such alternate election. Internal Revenue Service regulations do not permit the change of a cost basis election on previously executed trades.  Cost basis information will not be reported to the IRS or shareholder upon the sale of any shares not covered by these cost basis reporting requirements.
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The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Funds that they are not subject to backup withholding when required to do so or that they are "exempt recipients."  Back-up withholding is not an additional tax.  Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.
Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.
Dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.
The Funds will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.
FINANCIAL STATEMENTS
Because the Funds are newly organized, there is no financial information in this Statement of Additional Information.  You may request a copy of the Funds' annual and semi-annual reports, once available, at no charge by calling the Fund at 1-844-438-7474.
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APPENDIX A – DESCRIPTION OF RATINGS
The Funds may acquire from time to time certain securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor).  The various ratings used by the nationally recognized securities rating services are described below.
A rating by a rating service represents the service's opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
Standard & Poor's Ratings Services.  The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment‑Grade Debt Securities by the Advisor:
AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.
AA – Debt rated AA differs from AAA issues only in a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.
A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher‑rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.
Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment‑Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
Commercial paper rated A‑1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A‑1+.  Capacity for timely payment on commercial paper rated A‑2 is satisfactory, but the relative degree of safety is not as high as for issues designated A‑1.
The rating SP‑1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP‑2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.
Moody's Investor Service, Inc.  The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:
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Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.
Obligations that are rated Ba, B, Caa, Ca, or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings.
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.
US Municipal Short-Term Debt And Demand Obligation Ratings.
Short-Term Debt Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.
MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
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SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
VMIG rating expirations are a function of each issue's specific structural or credit features.
VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Fitch Ratings.  The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):
Long-Term Ratings.
AAA – Highest credit quality.  The rating AAA denotes that the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.
BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.
Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC, and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D, and D indicate a default has occurred.
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Short-Term Ratings.
F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.
F2 – Good credit quality.  The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.
F3 – Fair credit quality.  The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.
(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings "AAA" category, categories below "CCC", or short-term ratings other than "F1".  The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

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APPENDIX B – PROXY VOTING POLICIES
The following proxy voting policies are provided:
(1)	The Trust's Proxy Voting and Disclosure Policy; and
(2)	The Advisor's Proxy Voting and Disclosure Policy, including a detailed description of the Advisor's specific proxy voting guidelines.
(3)	The Sub-Advisor's Proxy Voting and Disclosure Policy, including a detailed description of the Sub-Advisor's specific proxy voting guidelines.

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Trust's Proxy Voting Disclosure Policy
The Securities and Exchange Commission has adopted rules and forms under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 to require registered investment companies to provide disclosure about how they vote proxies for their portfolio securities.  Each series of shares of the Trust (individually and collectively referred to as the "Fund") is required to disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The Fund is also required to file with the Securities and Exchange Commission and to make available to their shareholders the specific proxy votes cast for portfolio securities.  This policy is designed to ensure that the Fund complies with these requirements and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Fund's proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.
Specific Proxy Voting Policies and Procedures
A.  General
The Board of Trustees believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund's shareholders.
B.  Delegation to Fund's Investment Advisor
The Board of Trustees believes that the Fund's investment advisor is in the best position to make individual voting decisions for the Fund consistent with this policy.  Therefore, subject to the oversight of the Board of Trustees, the Fund's investment advisor is delegated the following duties:
1.	To make the proxy voting decisions for the Fund; and
2.
To assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board of Trustees, including a majority of the Independent Trustees, shall approve the Proxy Voting and Disclosure Policy of the Fund's investment advisor as it relates to the Fund.  The Board of Trustees shall also approve any material changes to such policy no later than six (6) months after adoption by the Fund's investment advisor.
C.  Conflicts
In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy set forth in the Proxy Voting and Disclosure Policy of the Fund's investment advisor, provided such specific voting policy was approved by the Board of Trustees, or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee.  In addition, provided the Fund's investment advisor is not affiliated with the Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the advisor with respect to a matter to which the Fund is entitled to vote, a vote by the advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.
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D.  Other Investment Companies
To the extent the Fund invests in shares of other investment companies in accordance with the safe harbor provisions of Section 12(d)(1)(F) of the Investment Company Act of 1940, the Fund's investment advisor shall vote proxies with respect to such investment company securities in the same proportion as the vote of all other holders of such securities.
Fund Disclosure
A.  Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities
The Fund shall disclose this policy, or a description of the policy, to its shareholders by including it as an appendix to its Statement of Additional Information on Form N-1A.  The Fund will also notify its shareholders in the Fund's shareholder reports that a description of this policy is available upon request, without charge, by calling a specified toll-free telephone number.  The Fund will send this description of the policy within three business days of receipt of any shareholder request, by first-class mail, or other means designed to ensure equally prompt delivery.
B.  Disclosure of the Fund's Complete Proxy Voting Record
In accordance with Rule 30b1-4 of the Investment Company Act of 1940, the Fund will file Form N‑PX with the Securities and Exchange Commission no later than August 31 of each year, even if August 31 falls on a non-business day.  The Fund shall disclose to its shareholders on Form N‑PX the Fund's complete proxy voting record for the twelve-month period ended April 30.
The Fund shall disclose the following information on Form N‑PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:
(i)                The name of the issuer of the portfolio security;
(ii)          The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)         The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
(iv)         The shareholder meeting date;
(v)              A brief identification of the matter voted on;
(vi)            Whether the matter was proposed by the issuer or by a security holder;
(vii)        Whether the Fund cast its vote on the matter;
(viii)       How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)          Whether the Fund cast its vote for or against management.
The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N‑PX on the website beginning the same day it files such information with the Securities and Exchange Commission.
The Fund shall also include a statement in its annual reports, semi-annual reports, and Statement of Additional Information that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended April 30 is available (i) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified internet address; and (ii) on the website of the Securities and Exchange Commission.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N‑PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.
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Recordkeeping
The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:
(i)	A copy of this Policy;
(ii)	Proxy statements received regarding the Fund's securities;
(iii)	Records of votes cast on behalf of the Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.
The foregoing records may be kept as part of the records of the Fund's investment advisor.
A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's investment advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.
Proxy Voting Committee
A.	General
The Trust's Proxy Voting Committee shall be composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees as the Board of Trustees may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board of Trustees or the Fund's investment advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.
B.	Powers and Methods of Operation
The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board of Trustees may, from time to time, grant or assign to the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board of Trustees may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference, or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board of Trustees as it deems necessary or advisable.
Other
This policy may be amended, from time to time, as determined by the Board of Trustees.

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SF ADVISORS, LLC
 PROXY VOTING POLICY
XVI.	PROXY VOTING POLICIES A. Introduction
Rule 204-2 of the Advisers Act requires that investment advisers adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how SFA has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, SFA's general policies and procedures for voting proxies are set forth below.

B.  Specific Proxy Voting Policies and Procedures

SFA believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. However, under normal circumstances, SFA expects that either: (i) client portfolios will not include securities of publicly-traded companies; or (ii) if any such publicly-traded securities are held, the client will vote its own proxies. Nevertheless, if SFA is granted authority to vote proxies, SFA will vote such proxies in the manner that serves the best interests of their clients in accordance with this policy.

The following details SFA's philosophy and practice regarding the voting of proxies.

1.   General

SFA believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2.   Procedures

To implement SFA's proxy voting policies, SFA has developed the following procedures for voting proxies.

a.	Upon receipt of a corporate proxy by SFA, the special or annual report and the proxy are submitted to SFA's proxy voting manager (the "Proxy Manager"). The Proxy Manager will then vote the proxy in accordance with this policy. For any proxy proposal not clearly addressed by this policy, the Proxy Manager will consult with SFA's President before voting the proxy.

b.	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of SFA's Voting Guidelines in Section C below. The Proxy Manager will then vote the proxies.

c.	The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below). With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in SFA's files.

3.   Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then an officer of SFA shall perform the Proxy Manager's duties with respect to such proxy in accordance with the policies and procedures detailed above.
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C.  Voting Guidelines

While SFA's policy is to review each proxy proposal on its individual merits, SFA has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

1.   Corporate Governance

a.    Election of Directors and Similar Matters

In an uncontested election, SFA will generally vote in favor of management's proposed directors.  In a contested election, SFA will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors, SFA will review any contested proposal on its merits.

Notwithstanding the foregoing, SFA expects to  support proposals to:

•          Limit directors' liability and broaden directors' indemnification rights;

And expects to generally vote against proposals to:

•          Adopt or continue the use of a classified Board structure; and
•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.  Audit Committee Approvals

SFA generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances.  SFA will generally vote to ratify management's recommendation and selection of auditors.

c.    Shareholder Rights

SFA may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.   Notwithstanding the foregoing, SFA expects to generally  support proposals to:

•          Adopt confidential voting and independent tabulation of voting results; and
•          Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•          Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.    Anti-Takeover Measures, Corporate Restructurings and Similar Matters

SFA may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock.
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Notwithstanding the foregoing, SFA expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and
•          Require shareholder approval of "poison pills."

And expects to generally vote against proposals to:

•       Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
•       Require a company to consider the non-financial effects of mergers or acquisitions.

3.    Capital Structure Proposals

SFA will seek to evaluate capital structure proposals on their own merits on a case-by-case basis. Notwithstanding the foregoing, SFA expects to generally support proposals to:
•    Eliminate preemptive rights.

4.	Compensation a.General
SFA generally supports proposals that encourage the disclosure of a company's compensation policies.  In addition, SFA generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. SFA may consider any contested proposal related to a company's compensation policies on a case-by- case basis.

Notwithstanding the foregoing, SFA expects to generally support proposals to:

•          Require shareholders approval of golden parachutes; and
•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

5.    Stock Option Plans and Share Issuances

SFA evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, SFA may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being
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represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, SFA expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.    Corporate Responsibility and Social Issues

SFA generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company's management that should be addressed solely by the company's management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

SFA will generally vote against proposals involving corporate responsibility and social issues, although SFA may vote for corporate responsibility and social issue proposals that SFA believes will have substantial positive economic or other effects on a company or the company's stock.

D.  Conflicts

In cases where SFA is aware of a conflict between the interests of a client(s) and the interests of SFA or an affiliated person of SFA (e.g., a portfolio holding is a client or an affiliate of a client of SFA), the SFA will take the following steps:

(a) vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the SFA's vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b) for other matters, contact the client for instructions with respect to how to vote the proxy.

E.  SFA Disclosure of How to Obtain Voting Information

Rule 206(4)-6 requires SFA to disclose in response to any client request how the client can obtain information from SFA on how its securities were voted. SFA will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to SFA. Upon receiving a written request from a client, SFA will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires SFA to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. SFA will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, SFA will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

F.  Recordkeeping

SFA shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)            A copy of this Policy;
(ii)           Proxy Statements received regarding client securities; (iii)  Records of votes cast on behalf of clients;
(iii)      Records of votes cast on behald of clients:
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(iv)	Any documents prepared by SFA that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(v)            Records of client requests for proxy voting information.

SFA may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by SFA that are maintained with a third party such as a proxy voting service, provided that SFA has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.
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LOGAN CIRLCE PARTNERS, LP
PROXY VOTING POLICY AND PROCEDURES
PROXY VOTING POLICY AND PROCEDURES

This policy defines procedures for voting securities held on behalf of each client for which Logan Circle Partners, LP ("Logan Circle") has the discretionary authority to vote, and to ensure that such securities are voted for the benefit of and in the best interest of the client.

I.            General Policy

It is the policy of Logan Circle to consider and vote each proxy proposal in the best interests of client accounts for whom Logan Circle provides discretionary investment management services and has authority to vote their proxies.  Logan Circle will not vote proxies if the advisory agreement does not expressly require Logan Circle to do so.  Logan Circle also will not vote proxies if account has explicitly reserved the authority for itself.

In fulfilling its obligations to clients, Logan Circle will act in a manner consistent with the investment objectives and guidelines of its clients.   If appropriate to do so, Logan Circle may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide Logan Circle with their own proxy voting policy. In these situations, Logan Circle will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of Logan Circle.

II.            Procedures for Voting Proxies

To assist Logan Circle in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, Logan Circle utilizes the proxy voting and recordkeeping services of Institutional Shareholder Services ("ISS").   ISS is an independent third-party service provider that specializes in providing a variety of proxy-related services to institutional investment managers.  The services provided by ISS to Logan Circle include research, issuer analysis, and voting recommendations as well as vote execution, reporting, and recordkeeping.

Monitoring for Proxies

Both ISS and client custodians monitor for corporate events of the underlying securities held in client accounts. For those accounts for which Logan Circle has proxy voting authority, Logan Circle will give direction to each client's custodian to forward the proxy statements to ISS to vote the proxy. Operations staff will notify ISS of all new and existing client accounts that have delegated proxy voting authorization to Logan Circle. Operations staff will provide all necessary information to ISS and to the client's custodian in order to facilitate ISS tracking clients' proxy statements and ballots, reconciling the share amounts reflected on the proxy ballot with client account holdings, to electronically vote such ballots, and maintaining the required records which detail the manner in which ISS has voted Logan Circle client account proxies.

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B.	Proxy Evaluation and Voting

            Logan Circle shall designate one or more employees of Logan Circle (each a "designated employee") to review proxies received by Logan Circle for which Logan Circle has the responsibility to vote and to ensure that all proxies are voted according to Logan Circle's guidelines. Logan Circle's voting actions shall follow the recommendations of ISS set forth in its Proxy Voting Guidelines, unless otherwise stated in Logan Circle's guidelines.

2.            In instances where Logan Circle does not follow ISS's recommendation, the designated Logan Circle employee will review the proxy materials and provide a written recommendation to the portfolio manager(s), Compliance and Operations for review and approval.  All overrides of ISS recommendations will be documented and approved by Compliance.  The documentation may include copies of materials that were material to the evaluation and the recommendation made by the designated employee.

3.            In instances where ISS does not provide a recommendation, Operations staff of Logan Circle shall promptly forward such proxy materials to the designated employee of Logan Circle for review. The designated Logan Circle employee will review the proxy materials and provide a written recommendation as set for in subsection B.2. above.

4.            In cases where a client has asked Logan Circle for advice with respect to a proxy, the designated employee will submit a written recommendation to Compliance, who will review the recommendation for delivery to the client to confirm that there is not a potential conflict of interest.

C.	Conflicts of Interest

1.            The term "conflict of interest" refers to a situation in which Logan Circle or its affiliates have a financial interest in a matter presented by a proxy, other than the obligation Logan Circle incurs as investment adviser, which may compromise Logan Circle's freedom of judgment and action with respect to the voting of the proxy. Examples include:

a.            Companies affiliated with directors and officers of Logan Circle or its affiliates; or

b.            Companies that maintain significant business relationships with Logan Circle or its affiliates, or with which Logan Circle or its affiliate are actively seeking a significant business relationship.

2.            When a potential conflict of interest exists, proxies will be voted in accordance with the ISS Proxy Voting Guidelines. In rare instances, Logan Circle may decline to vote the proxy the potential conflict of interest cannot be mitigated.

All voting decisions by Logan Circle on behalf of its clients shall be influenced by other clients of Logan Circle. All proxy voting proposals are intended to be voted in the client's best interests.
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In certain instances, Logan Circle may convene proxy meetings to address situations in which Logan Circle does not follow ISS's recommendation or in instances of a potential conflict of interest.  Members of the Operations, Compliance, Legal, and investment teams will attend these meetings.  Proxy voting decisions made in these meetings will be made and documented in accordance with these Procedures

D.	Reporting and Disclosure

Logan Circle shall disclose within its Form ADV where clients can obtain information on how their securities were voted. Logan Circle shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

E.	Annual Review of Proxy Voting and Recordkeeping Service Providers

1.            Operations and Compliance shall annually review the services provided by ISS or any other proxy voting and recording service provider retained by Logan Circle to assess whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of Logan Circle's clients.  In making such an assessment the review may consider:

a.            The proxy service provider's conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

b.            The proxy service provider's Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and/or,

c.            Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

2.            No less than annually, Logan Circle shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures.

F.	Recordkeeping

1.            Logan Circle shall retain records relating to the voting of proxies, including:

a.            A copy of this Proxy Voting Policy and Procedures and the ISS Proxy Voting Guidelines relating to the voting of proxies.
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b.            A copy of each proxy statement received by Logan Circle regarding portfolio securities in client accounts: however, Logan Circle shall rely on proxy statements filed on the SEC's EDGAR system instead of maintaining its own copies of proxy statements.

c.            A record of each vote cast by Logan Circle on behalf of a client. Logan Circle may maintain records of proxy votes cast on behalf of Logan Circle's clients at ISS provided that ISS provides an undertaking to provide a copy of the documents promptly upon request.

d.            A copy of each written client request for information on how Logan Circle voted proxies on behalf of the client account, and a copy of any written response by Logan Circle to the client account.

e.            A copy of any document prepared by Logan Circle that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

2.            These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of Logan Circle.

Adopted:                            November 1, 2007
Amended:                          July 1 2011
Amended:                          January 1, 2014
Amended:                          September 1 2014
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Summary Proxy Voting Guidelines
Logan Circle Partners will follow the proxy voting guidelines adopted by of Institutional Shareholder Services ("ISS") except as stated below:
Political Spending & Lobbying Activities
Generally vote AGAINST proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:
• The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and
• Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

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